                            UNITED STATES OF AMERICA
                       BEFORE THE FEDERAL TRADE COMMISSION



-----------------------------------
                                   )
     In the Matter of              )
                                   )
Precision Castparts Corp.,         )
     a corporation;                )
                                   )              File No. 991-0240
     and                           )
                                   )
Wyman-Gordon Company,              )
a corporation.                     )
                                   )
-----------------------------------



                      AGREEMENT CONTAINING CONSENT ORDERS

     The Federal Trade Commission ("Commission"), having initiated an investigation of acquisition of 100% of the voting stock of Wyman-Gordon Company ("Wyman-Gordon") by Precision Castparts Corp. ("PCC"), and it now appearing that PCC and Wyman-Gordon, hereinafter sometimes referred to as "Respondents," are willing to enter into this Agreement Containing Consent Orders ("Consent Agreement") to divest certain assets and providing for other relief:

     IT IS HEREBY AGREED by and between Respondents, by their duly authorized officers and their attorneys, and counsel for the Commission that:

1. Respondent PCC is a corporation organized, existing and doing business under and by virtue of the laws of the State of Oregon, with its office and principal place of business located at 4650 S.W. Macadam Avenue, Suite 440, Portland, Oregon 97201-4254.

2. Respondent Wyman-Gordon is a corporation organized, existing and doing business under and by virtue of the laws of the Commonwealth of Massachusetts, with its office and principal place of business located at 244 Worcester Street, Grafton, Massachusetts 01536-8001.

3. Respondents admit all the jurisdictional facts set forth in the draft of Complaint here attached.

4.   Respondents waive:

     a.   any further procedural steps;

     b. the requirement that the Commission's Order to Hold Separate and Decision & Order, here attached and made a part hereof, contain a statement of findings of fact and conclusions of law;

     c. all rights to seek judicial review or otherwise to challenge or contest the validity of the Order to Hold Separate or Decision & Order entered pursuant to this Consent Agreement; and

     d.   any claims under the Equal Access to Justice Act.

5. Respondents shall submit within thirty (30) days of the date this Consent Agreement is signed by Respondents an initial report, pursuant to Commission Rule 2.33, 16 C.F.R. ss. 2.33, signed by Respondents, setting forth in detail the manner in which Respondents have complied and will comply with the Order to Hold Separate and with Paragraphs II. through V. of the Decision & Order. Such report will not become part of the public record unless and until the accompanying Consent Agreement and Decision & Order are accepted by the Commission for public comment.

6. This Consent Agreement shall not become part of the public record of the proceeding unless and until it is accepted by the Commission. If this Consent Agreement is accepted by the Commission, it, together with the Complaint contemplated thereby, will be placed on the public record for a period of thirty (30) days and information in respect thereto publicly released. The Commission thereafter may either withdraw its acceptance of this Consent Agreement and so notify Respondents, in which event it will take such action as it may consider appropriate, or amend its Complaint as the circumstances may require and issue its Decision & Order in disposition of the proceeding.

7. This Consent Agreement is for settlement purposes only and does not constitute an admission by Respondents that the law has been violated as alleged in the draft Complaint here attached, or that the facts as alleged in the draft Complaint, other than jurisdictional facts, are true.

8. Because there may be interim competitive harm, and divestiture or other relief resulting from a proceeding challenging the legality of the proposed acquisition might not be possible, or might be less than an effective remedy, the Commission may issue an Order to Hold Separate in this matter.

9. Respondents have read the Order to Hold Separate contemplated hereby. Respondents agree to comply with the terms of the attached Order to Hold Separate from the date the Order to Hold Separate is served on Respondents. The Order to Hold Separate shall become final upon service. Delivery of this Order to Hold Separate by any means specified in Commission Rule 4.4(a), 16 C.F.R. ss. 4.4(a), shall constitute service. The Respondents waive any right they might have to any other manner of service. When final, the Order to Hold Separate shall have the same force and effect and may be altered, modified or set aside in the same manner and within the same time provided by statute for other orders. Respondents may be liable for civil penalties in the amount provided by law for each violation of the Order to Hold Separate after it becomes final.

10. This Consent Agreement contemplates that, if it is accepted by the Commission, the Commission may (1) issue its Complaint corresponding in form and substance with the draft Complaint here attached, and its Order to Hold Separate, and (2) make information public with respect thereto. If such acceptance is not subsequently withdrawn by the Commission pursuant to the provisions of Commission Rule 2.34, 16 C.F.R. ss. 2.34, the Commission may, without further notice to Respondents, issue the attached Decision & Order containing an order to divest in disposition of the proceeding. When so entered, the Decision & Order shall have the same force and effect, and may be altered, modified, or set aside in the same manner and within the same time provided by statute for other orders. The Decision & Order shall become final upon service. Delivery of the Complaint and the Decision & Order by any means specified in Commission Rule 4.4(a), 16 C.F.R. ss. 4.4(a), shall constitute service. Respondents waive any right they may have to any other manner of service. The Complaint may be used in construing the terms of the Decision & Order, and no agreement, understanding, representation, or interpretation not contained in the Decision & Order or the Consent Agreement may be used to vary or contradict the terms of the Decision & Order.

11. By signing this Consent Agreement, Respondents represent that they can accomplish the full relief contemplated by the attached Order to Hold Separate and Decision & Order.

12. Respondents have read the Complaint and the Decision & Order contemplated hereby. Respondents understand that once the Decision & Order has been issued, they will be required to file one or more compliance reports showing they have fully complied with the Decision & Order and with the Order to Hold Separate. Respondents agree to comply with the terms of the Decision & Order from the date they sign this Consent Agreement. Proposed Respondents agree that if they consummate the divestitures pursuant to Paragraphs II.A. or IV.A. of the Decision & Order prior to the time the Decision & Order becomes final, they will include and enforce a provision in the divestiture agreements with the Acquirer-Albany and the Acquirer-Groton requiring the transaction(s) to be rescinded, and the divested assets returned to Respondents, should the Commission not make the Decision & Order final or should the Commission notify Respondents that the Acquirer-Albany and/or the Acquirer-Groton are not acceptable acquirers, or that the divestiture agreements are not acceptable manners of divestiture. Respondents further understand that they may be liable for civil penalties in the amount provided by law for each violation of the Decision & Order after it becomes final.

Signed this 25th day of October, 1999.

PRECISION CASTPARTS CORP.               FEDERAL TRADE COMMISSION,
                                        BUREAU OF COMPETITION
                                        Nicholas R. Koberstein
MARK DONEGAN                            Matthew J. Reilly
------------------------------------    Rodney B. Choo
Mark Donegan                            Attorneys
Executive Vice President
Precision Castparts Corp.

                                        By:
                                            ------------------------------------
JEFFREY W. BRENNAN                          Rodney B. Choo
------------------------------------
Jeffrey W. Brennan, Esq.
Collier, Shannon, Rill & Scott, PLLC
Counsel for Precision Castparts Corp.
                                        APPROVED:


WYMAN-GORDON COMPANY
                                        ----------------------------------------
                                        Casey R. Triggs
                                        Deputy Assistant Director

DAVID P. GRUBER
------------------------------------
David P. Gruber
Chairman & CEO
Wyman-Gordon Company                    ----------------------------------------
                                        Molly S. Boast
                                        Senior Deputy Director

J. ANTHONY DOWNS
------------------------------------
J. Anthony Downs, Esq.                  RICHARD G. PARKER
Goodwin, Procter & Hoar, LLP            ----------------------------------------
Counsel for Wyman-Gordon Company        Richard G. Parker
                                        Bureau Director

                            UNITED STATES OF AMERICA
                      BEFORE THE FEDERAL TRADE COMMISSION

COMMISSIONERS:                Robert Pitofsky, Chairman
                              Sheila F. Anthony
                              Mozelle W. Thompson
                              Orson Swindle


-----------------------------------
                                   )
     In the Matter of              )
                                   )
Precision Castparts Corp.,         )
     a corporation;                )
                                   )              Docket No. C-3904
         and                       )              ORDER TO HOLD SEPARATE
                                   )
Wyman-Gordon Company,              )
     a corporation.                )
                                   )
-----------------------------------

     The Federal Trade Commission ("Commission") having initiated an investigation of the proposed acquisition by Respondent Precision Castparts Corp. ("PCC") of all of the outstanding shares of Respondent Wyman-Gordon Company ("Wyman-Gordon"), and Respondents having been furnished thereafter with a copy of a draft of Complaint which the Bureau of Competition presented to the Commission for its consideration and which, if issued by the Commission, would charge Respondents with violations of Section 7 of the Clayton Act, as amended, 15 U.S.C. ss. 18, and Section 5 of the Federal Trade Commission Act, as amended, 15 U.S.C. ss. 45; and

     Respondents, their attorneys, and counsel for the Commission having thereafter executed an Agreement Containing Consent Orders ("Consent Agreement"), containing an admission by Respondents of all the jurisdictional facts set forth in the aforesaid draft of Complaint, a statement that the signing of said Consent Agreement is for settlement purposes only and does not constitute an admission by Respondents that the law has been violated as alleged in such Complaint, or that the facts as alleged in such Complaint, other than jurisdictional facts, are true, and waivers and other provisions as required by the Commission's Rules; and

     The Commission having thereafter considered the matter and having determined that it had reason to believe that Respondents have violated the said Acts, and that a Complaint should issue stating its charges in that respect, and having determined to accept the executed Consent Agreement and to place such Consent Agreement on the public record for a period of thirty (30) days, the Commission hereby issues its Complaint, makes the following jurisdictional findings and issues this Order to Hold Separate:

     1. Respondent PCC is a corporation organized, existing, and doing business under and by virtue of the laws of the State of Oregon, with its office and principal place, of business located at 4650 S.W. Macadam Avenue, Suite 440, Portland, Oregon 97201-4254.

     2. Respondent Wyman-Gordon is a corporation organized, existing, and doing business under and by virtue of the laws of the Commonwealth of Massachusetts, with its office and principal place of business located at 244 Worcester Street, Grafton, Massachusetts 01536-8001.

     3. The Federal Trade Commission has jurisdiction of the subject matter of this proceeding and of Respondents, and the proceeding is in the public interest.


                                     ORDER

                                       I.

     IT IS ORDERED that, as used in this order, the following definitions shall apply:

     A. "PCC" means Precision Castparts Corp., its directors, officers, employees, agents and representatives, predecessors, successors, and assigns; its subsidiaries, including Wyman-Gordon after the Acquisition, divisions, groups and affiliates controlled by PCC, and the respective directors, officers, employees, agents and representatives, successors, and assigns of each.

     B. "Wyman-Gordon" means Wyman-Gordon Company, its directors, officers, employees, agents and representatives, predecessors, successors, and assigns; its subsidiaries, divisions, groups and affiliates controlled by Wyman-Gordon, and the respective directors, officers, employees, agents and representatives, successors, and assigns of each; "Wyman-Gordon" includes Wyman-Gordon Titanium Castings, LLC, the joint venture with Titanium Metals Corporation through which Wyman-Gordon conducts its Titanium Aerospace Investment Cast Components business.

     C. "Respondents" means PCC and Wyman-Gordon, individually and collectively.

     D.   "Commission" means the Federal Trade Commission.

     E. "Doncasters" means Doncasters plc, a corporation organized, existing, and doing business under and by virtue of the laws of the United Kingdom, with its office and principal place of business located at 28-30 Derby Road, Melbourne,

          Derbyshire, United Kingdom.

     F. "Acquisition" means the proposed acquisition by PCC of all the voting securities of Wyman-Gordon.

     G. "Investment Casting" means a method of manufacturing metal components, whereby a wax model of the metal component is dipped into a ceramic slurry which dries to form a ceramic shell. The wax is then removed using a special furnace, leaving a cavity within the ceramic shell into which molten metal is poured. Once the metal cools, the ceramic shell is removed producing dimensionally precise metal components.

     H. "Aerospace Investment Cast Components" means dimensionally precise metal components manufactured using the Investment Casting process that are used primarily in aerospace jet engine and aerospace airframe applications.

     I. "Titanium Aerospace Investment Cast Components" means Aerospace Investment Cast Components manufactured using titanium alloy.

     J. "Albany Facility" means Wyman-Gordon's Investment Casting manufacturing plant located at 150 Queen Avenue SW, Albany, Oregon 97321, and all assets used in the production of Titanium Aerospace Investment Cast Components at the Albany Facility.

     K. "Groton Large Parts Facility" means Wyman-Gordon's Investment Casting manufacturing plant located at 839 Poquonnock Road, Groton, Connecticut 06340, identified by Wyman-Gordon for internal accounting purposes as Plant 08, and all assets used in the production of Aerospace Investment Cast Components at the Groton Large Parts Facility included in the Groton Divestiture Agreement, as defined in Paragraph I.U. in the Decision & Order.

     L. "Groton Facility" means Wyman-Gordon's Investment Casting manufacturing plants, referred to internally by Wyman-Gordon as Plant 08 and Plant 02, located at 839 Poquonnock Road, Groton, Connecticut 06340, and all assets used in the production of Aerospace Investment Cast Components at the Groton Facility.

     M. "Albany Facility Assets" means all assets, properties, businesses and goodwill, tangible and intangible, of Wyman-Gordon used in the development, manufacture and sale of Titanium Aerospace Investment Cast Components at the Albany Facility, including, without limitation, the following:

          1. all owned or leased real property and improvements, buildings, plants, manufacturing operations, machinery, fixtures, equipment, furniture, tools and other tangible personal property located in Wyman-Gordon's Albany Facility;

          2. all intellectual property, inventions, technology, trademarks, trade names, trade secrets, copyrights, Manufacturing Know-How, as defined in Paragraph I.L. of the Decision & Order, research material, technical information, management information systems, software specifications, designs, drawings, processes and quality control data; provided, however, that this does not include any rights in the name "Wyman-Gordon";

          3. all customer lists, vendor lists, catalogs, sales promotion literature and advertising materials; inventory and storage capacity; rights, titles and interests in and to owned or leased real property, together with appurtenances, licenses and permits;

          4. all rights, titles and interests in and to contracts relating to the development, manufacture and sale of any Titanium Aerospace Investment Cast Component; all rights, titles and interests in and to the contracts entered into in the ordinary course of business with customers (together with associated bid and performance bonds), suppliers, sales representatives, distributors, agents, personal property lessors, personal property lessees, licensors, licensees, consignors, consignees;

          5.   all rights under warranties and guarantees, express or implied;

          6.   all books, records and files, and all items of prepaid expense;
               and

          7.   all Sales and Service Operations.

     N. "Groton Large Parts Facility Assets" means all assets, properties, businesses and goodwill, tangible and intangible, of Wyman-Gordon used in the development, manufacture and sale of Aerospace Investment Cast Components at the Groton Large Parts Facility, including, without limitation, the following:

          1. all owned or leased real property and improvements, buildings, plants, manufacturing operations, machinery, fixtures, equipment, furniture, tools and other tangible personal property located in Wyman-Gordon's Groton Large Parts Facility;

          2. all intellectual property, inventions, technology, trademarks, trade names, trade secrets, copyrights, Manufacturing Know-How, research material, technical information, management information systems, software specifications, designs, drawings, processes and quality control data; provided, however, that this does not include any rights in the name Wyman-Gordon";

          3. all customer lists, vendor lists, catalogs, sales promotion literature and advertising materials; inventory and storage capacity; rights, titles and interests in and to owned or leased real property, together with appurtenances, licenses and permits;

          4. all rights, titles and interests in and to contracts relating to the development, manufacture and sale of any Aerospace Investment Cast Component; all rights, titles and interests in and to the contracts entered into in the ordinary course of business with customers (together with associated bid and performance bonds), suppliers, sales representatives, distributors, agents, personal property lessors, personal property lessees, licensors, licensees, consignors, consignees;

          5.   all rights under warranties and guarantees, express or implied;

          6.   all books, records and files, and all items of prepaid expense;
               and

          7.   all Sales and Service Operations.

     O. "Groton Facility Assets" means all assets, properties, businesses and goodwill, tangible and intangible, used in the development, manufacture and sale of Aerospace Investment Cast Components at the Groton Facility, including, without limitation, the following:

          1. all owned or leased real property and improvements, buildings, plants, manufacturing operations, machinery, fixtures, equipment, furniture, tools and other tangible personal property located in Wyman-Gordon's Groton Facility;

          2. all intellectual property, inventions, technology, trademarks, trade names, trade secrets, copyrights, Manufacturing Know-How, research material, technical information, management information systems, software specifications, designs, drawings, processes and quality control data; provided, however, that this does not include any rights in the name Wyman-Gordon";

          3. all customer lists, vendor lists, catalogs, sales promotion literature and advertising materials; inventory and storage capacity; rights, titles and interests in and to owned or leased real property, together with appurtenances, licenses and permits;

          4. all rights, titles and interests in and to contracts relating to the development, manufacture and sale of any Aerospace Investment Cast Component; all rights, titles and interests in and to the contracts entered into in the ordinary course of business with customers (together with associated bid and performance bonds), suppliers, sales representatives, distributors, agents, personal property lessors, personal property lessees, licensors, licensees, consignors, consignees;

          5.   all rights under warranties and guarantees, express or implied;

          6.   all books, records and files, and all items of prepaid expense;
               and

          7.   all Sales and Service Operations.

     P. "Sales and Service Operations" means all of Wyman-Gordon's assets, properties, business and goodwill, tangible and intangible, used in the sale or service of Wyman-Gordon's Aerospace Investment Cast Components business at either the Albany Facility, the Groton Large Parts Facility, or the Groton Facility, as applicable.

     Q. "Material Confidential Information" means competitively sensitive or proprietary information not independently known to an entity from sources other than the entity to which the information pertains, and includes, but is not limited to, all customer lists, price lists, marketing methods, patents, technologies, processes, Manufacturing Know-How, or other trade secrets.

     R. "Key Employees" means the employees listed in Appendix A to the Decision & Order.

                                      II.

     IT IS FURTHER ORDERED that:

     A. Respondents shall hold the Albany Facility Assets as a separate and independent business, except to the extent that Respondents must exercise direction and control over the Albany Facility Assets to assure compliance with this Order to Hold Separate, or with the Consent Agreement, and except as otherwise provided in this Order to Hold Separate, and shall vest the Albany Facility with all powers and authorities necessary to conduct its business. The purpose of this Order is to: (i) preserve the Albany Facility as a viable, competitive, and ongoing Titanium Aerospace Investment Cast Components business, independent of Respondents, until divestiture is achieved;
          (ii) assure that no Material Confidential Information is exchanged between Respondents and the Albany Facility; and (iii) prevent interim harm to competition pending divestiture and other relief.

     B. Respondents shall hold the Albany Facility Assets separate and independent on the following terms and conditions:

          1. The Commission at any time may appoint an Independent Auditor to monitor Respondents' compliance with Paragraph II. of this Order to Hold Separate, and Respondents shall give the Independent Auditor, if one is appointed, all powers and authority necessary to effectuate his/her responsibilities pursuant to this Order to Hold Separate.

          2. If an Independent Auditor is appointed by the Commission for the Albany Facility Assets, Respondents shall consent to the following procedures:

               a. The Commission shall select the Independent Auditor, subject to the consent of Respondents, which consent shall not be unreasonably withheld. The Independent Auditor shall be a person with experience necessary to perform his or her duties. If Respondents have not opposed, in writing, including the reasons for opposing, the selection of any proposed Independent Auditor within ten (10) days after notice by the staff of the Commission to Respondents of the identity of any proposed Independent Auditor, Respondents shall be deemed to have consented to the selection of the proposed Independent Auditor.

               b. Within ten (10) days after appointment of the Independent Auditor, Respondents shall execute an Independent Auditor agreement that, subject to the prior approval of the Commission, transfers to the Independent Auditor all rights and powers necessary to permit the Independent Auditor to perform his or her duties.

               c. The Independent Auditor shall have full and complete access to all personnel, books, records, documents and facilities of Respondents or to any other relevant information relating to the Albany Facility Assets, as the Independent Auditor may reasonably request, including but not limited to all documents and records kept in the normal course of business that relate to the Albany Facility Assets. Respondents shall develop such financial or other information as the Independent Auditor may reasonably request and shall cooperate with the Independent Auditor. Respondents shall take no action to interfere with or impede the Independent Auditor's ability to perform his/her responsibilities consistent with the terms of this Order to Hold Separate or to monitor Respondents' compliance with this Order to Hold Separate.

               d. The Independent Auditor shall have the authority to employ, at the cost and expense of Respondents, such consultants, accountants, attorneys, and other representatives and assistants as are reasonable and necessary to carry out the Independent Auditor's duties and responsibilities. The Independent Auditor shall account for all expenses incurred, including fees for his/her services, subject to the approval of the Commission.

               e. Respondents may require the Independent Auditor to sign a confidentiality agreement prohibiting the disclosure of any Material Confidential Information gained as a result of his or her role as Independent Auditor to anyone other than the Commission.

          3. Respondents shall appoint, subject to the approval of the Independent Auditor, three (3) individuals from among the current employees of Wyman-Gordon working in the management, sales, marketing, or financial operations of the Titanium Aerospace Investment Cast Components business at the Albany Facility to manage and maintain the Albany Facility Assets. The Management Team, in its capacity as such, shall report directly and exclusively to the Independent Auditor, and shall manage the Albany Facility Assets independently of the management of Respondents. The Management Team shall not be involved in any way in the operations of the businesses of Respondents, other than the Titanium Aerospace Investment Cast Components business at the Albany Facility, during the hold separate period.

          4. Respondents shall not change the composition of the management of the Albany Facility, except that the Management Team shall be permitted to remove management employees for cause subject to approval of the Independent Auditor. The Independent Auditor shall have the power to remove members of the Management Team for cause and to require

Respondents to appoint replacement members to the Management Team in the same manner as provided in subparagraph II.B.3. of this Order to Hold Separate.

          5. The Independent Auditor shall have responsibility, through the Management Team, for managing the Albany Facility Assets consistent with the terms of this Order to Hold Separate; for maintaining the independence of the Albany Facility Assets consistent with the terms of this Order to Hold Separate and the Consent Agreement; and for assuring Respondents' compliance with their obligations pursuant to this Order to Hold Separate.

          6. The Albany Facility shall be staffed with sufficient employees to maintain the viability and competitiveness of that facility. Employees of the Albany Facility shall include: (i) all personnel employed by the Albany Facility as of the date the Commission accepts the Consent Agreement for public comment; and (ii) those persons hired from other sources. The Management Team, with the approval of the Independent Auditor, shall have the authority to replace employees who have otherwise left their positions with the Albany Facility since January 1, 1999. To the extent that employees of the Albany Facility leave the Albany Facility prior to the divestiture of the Albany Facility Assets, the Management Team, with the approval of the Independent Auditor, may replace the departing employees of the Albany Facility with persons who have similar experience and expertise.

          7 Respondents shall cause the Independent Auditor, each member of the Management Team, and each employee of the Albany Facility to submit to the Commission a signed statement that the individual will maintain the confidentiality required by the terms and conditions of this Order to Hold Separate. These individuals must retain and maintain all Material Confidential Information relating to the held separate business on a confidential basis and, except as is permitted by this Order to Hold Separate, such persons shall be prohibited from providing, discussing, exchanging, circulating, or otherwise furnishing any such information to or with any other person whose employment involves any of Respondents' businesses other than the Albany Facility business. These persons shall not be involved in any way in the management, sales, marketing, and financial operations of the competing products of Respondents.

          8. Respondents shall establish written procedures to be approved by the Independent Auditor covering the management, maintenance, and independence of the Albany Facility Assets consistent with the provisions of this Order to Hold Separate.

          9. Respondents shall circulate to employees of the Albany Facility and to Respondents' employees who are responsible for the operation or marketing of Titanium Aerospace Investment Cast Components in the United States, a notice of this Order to Hold Separate and Consent Agreement, in the form attached as Attachment A.

          10. The Independent Auditor, if one is appointed, and the Management Team shall serve, without bond or other security, at the cost and expense of Respondents, on reasonable and customary terms commensurate with the person's experience and responsibilities. Respondents shall indemnify the Independent Auditor and the Management Team, and hold the Independent Auditor and the Management Team harmless against any losses, claims, damages, liabilities, or expenses arising out of, or in connection with, the performance of the Independent Auditor's or the Management Team's duties, including all reasonable fees of counsel and other expenses incurred in connection with the preparation for or defense of any claim, whether or not resulting in any liability, except to the extent that such losses, claims, damages, liabilities, or expenses result from misfeasance, gross negligence, willful or wanton acts, or bad faith by the Independent Auditor or the Management Team.

          11. Respondents shall provide the Albany Facility with sufficient working capital to operate the Albany Facility at least at current rates of operation, to meet all capital calls with respect to the Albany Facility and to carry on, at least at their scheduled pace, all capital projects for the Albany Facility that are ongoing or approved as of January 1, 1999. In addition, Respondents shall continue, at least at their scheduled pace, any additional expenditures for the Albany Facility authorized prior to the date this Order to Hold Separate is signed by Respondents. During the period this Order to Hold Separate is effective, Respondents shall make available for use by the Albany Facility funds sufficient to perform all necessary routine maintenance to, and replacements of, assets of the Albany Facility. Respondents shall provide the Albany Facility with such funds as are necessary to maintain the viability, competitiveness, and marketability of the Albany Facility Assets until the date the divestiture is completed, provided the Albany Facility may not assume any new long-term debt except as necessary to meet a competitive threat and as approved by the Independent Auditor.

          12. Respondents shall continue to provide the same support services to the Albany Facility Assets as are being provided to such assets by Wyman-Gordon as of the date this Order to Hold Separate is signed by Respondents. Respondents may charge the Albany Facility the same fees, if any, charged by Respondents for such support services as of the date this Order to Hold Separate is signed by Respondents. Respondents' personnel providing such support services must retain and maintain all Material Confidential Information of the Albany Facility Assets on a confidential basis, and, except as is permitted by this Order to Hold Separate, such persons shall be prohibited from providing, discussing, exchanging, circulating, or otherwise furnishing any such information to or with any person whose employment involves any of Respondents' businesses, other than the Titanium Aerospace Investment Cast Components business at the Albany Facility. Such personnel shall also execute confidentiality agreements prohibiting the disclosure of any Material Confidential Information of the Albany Facility Assets.

          13. Except as provided in this Order to Hold Separate, Respondents shall not employ or make offers of employment to employees of the Albany Facility during the hold separate period. The acquirer of the Albany Facility Assets shall have the option of offering employment to the Albany Facility employees. After the hold separate period, Respondents may offer employment to Albany Facility employees who have not been offered employment or have been terminated by the acquirer of the Albany Facility Assets. Respondents shall not interfere with the employment of employees of the Albany Facility by the acquirer of the Albany Facility Assets; shall not offer any incentive to said employees to decline employment with the acquirer of the Albany Facility Assets or accept other employment with Respondents; and shall remove any impediments that may deter employees of the Albany Facility from accepting employment with the acquirer of the Albany Facility Assets including, but not limited to, any non-compete or confidentiality provisions of employment or other contracts with the Albany Facility that would affect the ability of employees of the Albany Facility to be employed by the acquirer of the Albany Facility Assets.

          14. For a period of one (1) year commencing on the date the Albany Facility Assets are divested, Respondents shall not employ or make offers of employment to any Key Employee of the Albany Facility who has been offered employment with the acquirer of the Albany Facility Assets unless such individual has been terminated by the acquirer of the Albany Facility Assets.

          15. Notwithstanding subparagraph II.B.14., Respondents may offer a bonus or severance to those Key Employees of the Albany Facility that continue their employment with the Albany Facility until the date that the Albany Facility Assets are divested.

          16. Respondents shall not exercise direction or control over, or influence directly or indirectly, the Albany Facility Assets, the Independent Auditor, the Management Team, or any of its operations; provided, however, that Respondents may exercise only such direction and control over the Albany Facility Assets as are necessary to assure compliance with this Order to Hold Separate or the Consent Agreement, or with all applicable laws.

          17. Except for the Management Team and except to the extent provided in subparagraphs II.B.12. and II.B.16., Respondents shall not permit any non-Albany Facility employees, officers, or directors to be involved in the operations of the Albany Facility Assets.

          18. Respondents shall maintain the viability, competitiveness, and marketability of the Albany Facility Assets; shall not sell, transfer, or encumber any of the Albany Facility Assets (other than in the normal course of business); and shall not cause or permit the destruction, removal, wasting, or deterioration, or otherwise impair the viability, competitiveness, or marketability of the Albany Facility Assets.

          19. If the Independent Auditor ceases to act or fails to act diligently and consistent with the purposes of this Order to Hold Separate, the Commission may appoint a substitute Independent Auditor in the same manner as provided in Paragraph H.B.1. of this Order to Hold Separate.

          20. Until the divestiture of the Albany Facility Assets is accomplished, Respondents shall ensure that Albany Facility employees continue to be paid their salaries, all accrued bonuses, pensions and other accrued benefits to which such employees would otherwise have been entitled had they remained in the employment of Wyman-Gordon during the hold separate period.

          21. Except as required by law, and except to the extent that necessary information is exchanged in the course of consummating the Acquisition, defending investigations, defending or prosecuting litigation, obtaining legal advice, negotiating agreements to divest assets pursuant to the Consent Agreement, or complying with this Order to Hold Separate or the Consent Agreement, Respondents shall not receive or have access to, or use or continue to use, any Material Confidential Information, not in the public domain, about the Albany Facility Assets. Respondents may receive, on a regular basis, aggregate financial information relating to the Albany Facility necessary to allow Respondents to prepare United States consolidated financial reports and tax returns. Any such information that is obtained pursuant to this subparagraph shall be used only for the purposes set forth in this subparagraph.

          22. Within thirty (30) days after the date Respondents sign the Consent Agreement and every thirty (30) days thereafter until the Order to Hold

               Separate terminates, the Independent Auditor or the Management Team shall report in writing to the Commission concerning the efforts to accomplish the purposes of this Order to Hold Separate. Included within that report shall be the Independent Auditor's or the Management Team's assessment of the extent to which the Albany Facility is meeting (or exceeding) its projected goals as are reflected in operating plans, budgets, projections or any other regularly prepared financial statements.


                                      III.

     IT IS FURTHER ORDERED that until the date the Commission issues the Decision Order, Respondents shall take such actions as are necessary to maintain the viability and marketability of the Groton Facility Assets, and to prevent the destruction, removal, wasting, deterioration, or impairment of any of the Groton Facility Assets except for ordinary wear and tear.


                                      IV.

     IT IS FURTHER ORDERED that:

     A. If the Groton Large Parts Facility Assets are not divested to Doncasters pursuant to Paragraph IV.A.1. of the Decision & Order, or if the Commission orders rescission of the Groton Divestiture Agreement with Doncasters pursuant to Paragraph 12 of the Consent Agreement, Respondents shall hold the Groton Facility Assets as a separate and independent business, except to the extent that Respondents must exercise direction and control over the Groton Facility Assets to assure compliance with this Order to Hold Separate, or with the Consent Agreement, and except as otherwise provided in this Order to Hold Separate, and shall vest the Groton Facility with all powers and authorities necessary to conduct its business. The purpose of this Order is to: (i) preserve the Groton Facility as a viable, competitive, and ongoing Aerospace Investment Cast Components business, independent of Respondents, until divestiture is achieved;
          (ii) assure that no Material Confidential Information is exchanged between Respondents and the Groton Facility; and (iii) prevent interim harm to competition pending divestiture and other relief.

     B. Respondents shall hold the Groton Facility Assets separate and independent on the following terms and conditions:

          1. The Commission at any time may appoint an Independent Auditor to monitor Respondents' compliance with Paragraph IV. of this Order to Hold Separate, and Respondents shall give the Independent Auditor, if one is appointed, all powers and authority necessary to effectuate his/her responsibilities pursuant to this Order to Hold Separate. The Independent Auditor for the Groton Facility may be the same person as the Independent Auditor appointed by the Commission for the Albany Facility Assets pursuant to Paragraph II.B.1. of this Order to Hold Separate.

          2. If an Independent Auditor is appointed by the Commission for the Groton Facility Assets, Respondents shall consent to the following procedures:

               a. The Commission shall select the Independent Auditor, subject to the consent of Respondents, which consent shall not be unreasonably withheld. The Independent Auditor shall be a person with experience necessary to perform his or her duties. If Respondents have not opposed, in writing, including the reasons for opposing, the selection of any proposed Independent Auditor within ten (10) days after notice by the staff of the Commission to Respondents of the identity of any proposed Independent Auditor, Respondents shall be deemed to have consented to the selection of the proposed Independent Auditor.

               b. Within ten (10) days after appointment of the Independent Auditor, Respondents shall execute an Independent Auditor agreement that, subject to the prior approval of the Commission, transfers to the Independent Auditor all rights and powers necessary to permit the Independent Auditor to perform his or her duties.

               c. The Independent Auditor shall have full and complete access to all personnel, books, records, documents and facilities of Respondents or to any other relevant information relating to the Groton Facility Assets, as the Independent Auditor may reasonably request, including but not limited to all documents and records kept in the normal course of business that relate to the Groton Facility Assets. Respondents shall develop such financial or other information as the Independent Auditor may reasonably request and shall cooperate with the Independent Auditor. Respondents shall take no action to interfere with or impede the Independent Auditor's ability to perform his/her responsibilities consistent with the terms of this Order to Hold Separate or to monitor Respondents' compliance with this Order to Hold Separate.

               d. The Independent Auditor shall have the authority to employ, at the cost and expense of Respondents, such consultants, accountants, attorneys, and other representatives and assistants as are reasonable and necessary to carry out the Independent Auditor's duties and responsibilities. The Independent Auditor shall account for all expenses incurred, including fees for his/her services, subject to the approval of the Commission.

               e. Respondents may require the Independent Auditor to sign a confidentiality agreement prohibiting the disclosure of any Material Confidential Information gained as a result of his or her role as Independent Auditor to anyone other than the Commission.

          3. Respondents shall appoint, subject to the approval of the Independent Auditor, three (3) individuals from among the current employees of Wyman-Gordon working in the management, sales, marketing, or financial operations of the Aerospace Investment Cast Components business at the Groton Facility, to manage and maintain the Groton Facility Assets. This additional Management Team, in its capacity as such, shall report directly and exclusively to the Independent Auditor, and shall manage the Groton Facility Assets independently of the management of Respondents. The Groton Management Team shall not be involved in any way in the operations of the businesses of Respondents, other than the Aerospace Investment Cast Components business at the Groton Facility, during the hold separate period.

          4. Respondents shall not change the composition of the management of the Groton Facility, except that the Management Team shall be permitted to remove management employees for cause subject to the approval of the Independent Auditor. The Independent Auditor shall have the power to remove members of the Management Team for cause and to require Respondents to appoint replacement members to the Management Team in the same manner as provided in subparagraph IV.B.3. of this Order to Hold Separate.

          5. The Independent Auditor shall have responsibility, through the Management Team, for managing the Groton Facility Assets consistent with the terms of this Order to Hold Separate; for maintaining the independence of the Groton Facility Assets consistent with the terms of this Order to Hold Separate and the Consent Agreement; and for assuring Respondents' compliance with their obligations pursuant to this Order to Hold Separate.

          6. The Groton Facility shall be staffed with sufficient employees to maintain the viability and competitiveness of that facility. Employees of the Groton Facility shall include: (i) all personnel employed by the Groton Facility as of the date the Commission accepts the Consent Agreement for public comment; and (ii) those persons hired from other sources. The Management Team, with the approval of the Independent Auditor, shall have the authority to replace employees who have otherwise left their positions with the Groton Facility since January 1, 1999. To the extent that employees of the Groton Facility leave the Groton Facility prior to the divestiture of the Groton Facility Assets, the Management Team, with the approval of the Independent Auditor, may replace the departing employees of the Groton Facility with persons who have similar experience and expertise.

          7. Respondents shall cause the Independent Auditor, each member of the Management Team, and each employee of the Groton Facility to submit to the Commission a signed statement that the individual will maintain the confidentiality required by the terms and conditions of this Order to Hold Separate. These individuals must retain and maintain all Material Confidential Information relating to the held separate business on a confidential basis and, except as is permitted by this Order to Hold Separate, such persons shall be prohibited from providing, discussing, exchanging, circulating, or otherwise furnishing any such information to or with any other person whose employment involves any of Respondents' businesses other than the Groton Facility business. These persons shall not be involved in any way in the management, sales, marketing, and financial operations of the competing products of Respondents.

          8. Respondents shall establish written procedures to be approved by the Independent Auditor covering the management, maintenance, and independence of the Groton Facility Assets consistent with the provisions of this Order to Hold Separate.

          9. Respondents shall circulate to employees of the Groton Facility and to Respondents' employees who are responsible for the operation or marketing of Aerospace Investment Cast Components in the United States, a notice of this Order to Hold Separate and Consent Agreement, in the form attached as Attachment B.

          10. The Independent Auditor, if one is appointed, and the Management Team shall serve, without bond or other security, at the cost and expense of Respondents, on reasonable and customary terms commensurate with the person's experience and responsibilities. Respondents shall indemnify the Independent Auditor and the Management Team, and hold the Independent Auditor and the Management Team harmless against any losses, claims, damages, liabilities, or expenses arising out of, or in connection with, the performance of the Independent Auditor's or the Management Team's duties, including all reasonable fees of counsel and other expenses incurred in connection with the preparation for or defense of any claim, whether or not resulting in any liability, except to the extent that such losses, claims, damages, liabilities or expenses result from misfeasance, gross negligence, willful or wanton acts, or bad faith by the Independent

               Auditor or the Management Team.

          11. Respondents shall provide the Groton Facility with sufficient working capital to operate the Groton Facility, at least at current rates of operation, to meet all capital calls with respect to the Groton Facility and to carry on, at least at their scheduled pace, all capital projects for the Groton Facility that are ongoing or approved as of January 1, 1999. In addition, Respondents shall continue, at least at their scheduled pace, any additional expenditures for the Groton Facility authorized prior to the date this Order to Hold Separate is signed by Respondents. During the period this Order to Hold Separate is effective, Respondents shall make available for use by the Groton Facility funds sufficient to perform all necessary routine maintenance to, and replacements of, assets of the Groton Facility. Respondents shall provide the Groton Facility with such funds as are necessary to maintain the viability, competitiveness, and marketability of the Groton Facility Assets until the date the divestiture is completed, provided the Groton Facility may not assume any new long-term debt except as necessary to meet a competitive threat and as approved by the Independent Auditor.

          12. Respondents shall continue to provide the same support services to the Groton Facility Assets as are being provided to such assets by Wyman-Gordon as of the date this Order to Hold Separate is signed by Respondents. Respondents may charge the Groton Facility the same fees, if any, charged by Respondents for such support services as of the date this Order to Hold Separate is signed by Respondents. Respondents' personnel providing such support services must retain and maintain all Material Confidential Information of the Groton Facility Assets on a confidential basis, and, except as is permitted by this Order to Hold Separate, such persons shall be prohibited from providing, discussing, exchanging, circulating, or otherwise furnishing any such information to or with any person whose employment involves any of Respondents' businesses. Such personnel shall also execute confidentiality agreements prohibiting the disclosure of any Material Confidential Information of the Groton Facility Assets.

          13. Except as provided in this Order to Hold Separate, Respondents shall not employ or make offers of employment to employees of the Groton Facility during the hold separate period. The acquirer of the Groton Facility Assets shall have the option of offering employment to Groton Facility employees. After the hold separate period, Respondents may offer employment to Groton Facility employees who have not been offered employment or have been terminated by the acquirer of the Groton Facility Assets. Respondents shall not interfere with the employment of employees of the Groton Facility by the acquirer of the Groton Facility

               Assets; shall not offer any incentive to said employees to decline employment with the acquirer of the Groton Facility Assets or accept other employment with Respondents; and shall remove any impediments that may deter employees of the Groton Facility from accepting employment with the acquirer of the Groton Facility Assets including, but not limited to, any non-compete or confidentiality provisions of employment or other contracts with the Groton Facility that would affect the ability of employees of the Groton Facility to be employed by the acquirer of the Groton Facility Assets.

          14. For a period of one (1) year commencing on the date the Groton Facility Assets are divested, Respondents shall not employ or make offers of employment to any Key Employee of the Groton Facility who has been offered employment with the acquirer of the Groton Facility Assets unless such individual has been terminated by the acquirer of the Groton Facility Assets.

          15. Notwithstanding subparagraph IV.B.14., Respondents may offer a bonus or severance to those Key Employees of the Groton Facility that continue their employment with the Groton Facility until the date that the Groton Facility Assets are divested.

          16. Respondents shall not exercise direction or control over, or influence directly or indirectly, the Groton Facility Assets, the Independent Auditor, the Management Team, or any of its operations; provided, however, that Respondents may exercise only such direction and control over the Groton Facility Assets as are necessary to assure compliance with this Order to Hold Separate or the Consent Agreement, or with all applicable laws.

          17. Except for the Management Team and except to the extent provided in subparagraphs IV.B.12. and IV.B.16., Respondents shall not permit any non-Groton Facility employees, officers, or directors to be involved in the operations of the Groton Facility Assets.

          18. Respondents shall maintain the viability, competitiveness, and marketability of the Groton Facility Assets; shall not sell, transfer, or encumber any of the Groton Facility Assets (other than in the normal course of business); and shall not cause or permit the destruction, removal, wasting, or deterioration, or otherwise impair the viability, competitiveness, or marketability of the Groton Facility Assets.

          19. If the Independent Auditor ceases to act or fails to act diligently and consistent with the purposes of this Order to Hold Separate, the Commission may appoint a substitute Independent Auditor in the same manner as provided in Paragraph IV.B.1. of this Order to Hold Separate.

          20. Until the divestiture of the Groton Facility Assets is accomplished, Respondents shall ensure that Groton Facility employees continue to be paid their salaries, all accrued bonuses, pensions and other accrued benefits to which such employees would otherwise have been entitled had they remained in the employment of Wyman-Gordon during the hold separate period.

          21. Except as required by law, and except to the extent that necessary information is exchanged in the course of consummating the Acquisition, defending investigations, defending or prosecuting litigation, obtaining legal advice, negotiating agreements to divest assets pursuant to the Consent Agreement, or complying with this Order to Hold Separate or the Consent Agreement, Respondents shall not receive or have access to, or use or continue to use, any Material Confidential Information, not in the public domain, about the Groton Facility Assets. Respondents may receive, on a regular basis, aggregate financial information relating to the Groton Facility necessary to allow Respondents to prepare United States consolidated financial reports and tax returns. Any such information that is obtained pursuant to this subparagraph shall be used only for the purposes set forth in this subparagraph.

          22. Within thirty (30) days after the date Respondents sign the Consent Agreement and every thirty (30) days thereafter until the Order to Hold Separate terminates, the Independent Auditor or the Management Team shall report in writing to the Commission concerning the efforts to accomplish the purposes of this Order to Hold Separate. Included within that report shall be the Independent Auditor's or the Management Team's assessment of the extent to which the Groton Facility, if applicable, is meeting (or exceeding) its projected goals as are reflected in operating plans, budgets, projections or any other regularly prepared financial statements.


                                       V.

     IT IS FURTHER ORDERED that Respondents shall notify the Commission at least thirty (30) days prior to any proposed change in the corporate Respondents such as dissolution, assignment, sale resulting in the emergence of a successor corporation, or the creation or dissolution of subsidiaries or any other change in the corporation that may affect compliance obligations arising out of this Order to Hold Separate.


                                      VI.

     IT IS FURTHER ORDERED that for the purposes of determining or securing compliance with this Order to Hold Separate, and subject to any legally recognized privilege, and upon written request with reasonable notice to Respondents made to their principal United States offices, Respondents shall permit any duly authorized representatives of the Commission:

     A. Access, during office hours of Respondents and in the presence of counsel, to all facilities, and access to inspect and copy all books, ledgers, accounts, correspondence, memoranda, and all other records and documents in the possession or under the control of Respondents relating to compliance with this Order to Hold Separate; and

     B. Upon five (5) days' notice to Respondents and without restraint or interference from Respondents, to interview officers, directors, or employees of Respondents, who may have counsel present, regarding such matters.


                                     VII.

     IT IS FURTHER ORDERED that this Order to Hold Separate shall terminate on the earlier of:

     A. Three (3) business days after the Commission withdraws its acceptance of the Consent Agreement pursuant to the provisions of Commission Rule 2.34, 16 C.F.R. ss. 2.34; or

     B. Three (3) business days after the divestiture of the Albany Facility Assets, or three (3) business days after the divestiture of the Groton Facility Assets (provided the Groton Large Parts Facility Assets have not been divested to Doncasters pursuant to Paragraph IV.A.1 of the Decision & Order), whichever is later.

By the Commission.



                                        ----------------------------------------
                                        Donald S. Clark
                                        Secretary

SEAL


ISSUED:

                                  ATTACHMENT A

           NOTICE OF DIVESTITURE AND REQUIREMENT FOR CONFIDENTIALITY

     Precision Castparts Corp. ("PCC") and Wyman-Gordon Company
("Wyman-Gordon"), hereinafter referred to as "Respondents," have entered into an Agreement Containing Consent Orders ("Consent Agreement") with the Federal Trade Commission relating to the divestiture of certain assets.

     As used herein, the term "Albany Facility," as defined in Paragraph I.M. of the Federal Trade Commission's Decision & Order, means Wyman-Gordon's Titanium Aerospace Investment Cast Components manufacturing facility.

     As used herein, the term "Albany Facility Assets," as defined in Paragraph I.P. of the Decision & Order, means the Wyman-Gordon assets located at the Albany Facility that are used to develop, manufacture and sell Titanium Aerospace Investment Cast Components. Under the terms of the Consent Agreement, Respondents must divest the Albany Facility Assets within six (6) months from the date they sign the Consent Agreement.

     The term "Acquisition" means the acquisition of 100% of the voting securities of Wyman-Gordon by PCC.

     The Albany Facility Assets must be managed and maintained as a separate, ongoing business, independent of all other businesses of the Respondents until such assets are divested. All competitive information relating to the Albany Facility Assets must be retained and maintained by the persons involved in the operation of those assets on a confidential basis, and such persons shall be prohibited from providing, discussing, exchanging, circulating, or otherwise furnishing any such information to or with any other person whose employment involves any other business of the Respondents. Similarly, persons involved in similar activities at Wyman-Gordon or PCC shall be prohibited from providing, discussing, exchanging, circulating, or otherwise furnishing any similar information to or with any other person whose employment involves the Albany Facility Assets.

     Any violation of the Consent Agreement may subject Respondents to civil penalties and other relief as provided by law.

                                  ATTACHMENT B

           NOTICE OF DIVESTITURE AND REQUIREMENT FOR CONFIDENTIALITY

     Precision Castparts Corp. ("PCC") and Wyman-Gordon Company ("Wyman-Gordon"), hereinafter referred to as "Respondents," have entered into an Agreement Containing Consent Orders ("Consent Agreement") with the Federal Trade Commission relating to the divestiture of certain assets.

     As used herein, the term "Groton Facility," as defined in Paragraph 1.0. of the Federal Trade Commission's Decision & Order, means Wyman-Gordon's Aerospace Investment Cast Components manufacturing facility.

     As used herein, the term "Groton Facility Assets," as defined in Paragraph I.R. of the Decision & Order, means the Wyman-Gordon assets located at the Groton Facility that are used to develop, manufacture and sell Aerospace Investment Cast Components. Under the terms of the Consent Agreement, if Respondents fail to divest the Groton Large Parts Facility Assets, as defined in Paragraph I.Q. of the Decision & Order, to Doncasters pursuant to Paragraph IV.A.1. of the Decision & Order, Respondents must divest the Groton Facility Assets within six (6) months from the date they sign the Consent Agreement.

     The term "Acquisition" means the acquisition of 100% of the voting securities of Wyman-Gordon by PCC.

     The Groton Facility Assets must be managed and maintained as a separate, ongoing business, independent of all other businesses of the Respondents until such assets are divested. All competitive information relating to the Groton Facility Assets must be retained and maintained by the persons involved in the operation of those assets on a confidential basis, and such persons shall be prohibited from providing, discussing, exchanging, circulating, or otherwise furnishing any such information to or with any other person whose employment involves any other business of the Respondents. Similarly, persons involved in similar activities at Wyman-Gordon or PCC shall be prohibited from providing, discussing, exchanging, circulating, or otherwise furnishing any similar information to or with any other person whose employment involves the Groton Facility Assets.

     Any violation of the Consent Agreement may subject Respondents to civil penalties and other relief as provided by law.

                       ANALYSIS OF PROPOSED CONSENT ORDER
                             TO AID PUBLIC COMMENT

     The Federal Trade Commission ("Commission") has accepted, subject to final approval, an Agreement Containing Consent Orders ("Consent Agreement") and Decision & Order from Precision Castparts Corp. ("PCC") and Wyman-Gordon Company ("Wyman-Gordon") designed to remedy the anticompetitive effects resulting from PCC's acquisition of all of the voting securities of Wyman-Gordon. Under the terms of the Consent Agreement, PCC and Wyman-Gordon will be required to divest the following assets that are involved in the development, manufacture and sale of titanium, stainless steel and nickel-based superalloy aerospace investment cast components: (1) Wyman-Gordon's titanium foundry located in Albany, Oregon; and (2) Wyman-Gordon's Large Cast Parts foundry located in Groton, Connecticut.

     The proposed Consent Agreement and Decision & Order have been placed on the public record for thirty (30) days for reception of comments by interested persons. Comments received during this period will become part of the public record. After thirty (30) days, the Commission will again review the proposed Consent Order and the comments received, and will decide whether it should withdraw from the proposed Consent Agreement or make final the proposed Decision & Order.

     Pursuant to a May 17, 1999 cash tender offer, PCC agreed to acquire 100% of the voting securities of Wyman-Gordon for approximately $721 million. The proposed Complaint alleges that this agreement violates Section 5 of the FTC Act, as amended, 15 U.S.C. ss. 18, and the acquisition of Wyman-Gordon by PCC, if consummated, would violate Section 7 of the Clayton Act, as amended, 15 U.S.C. ss. 45, and Section 5 of the FTC Act, as amended, 15 U.S.C. ss. 18, in the markets for titanium, large stainless steel, and large nickel-based superalloy aerospace investment cast structural components.

     Investment casting is a method of manufacturing metal components whereby a wax model of the metal component is dipped into a ceramic slurry which dries to form a ceramic shell. The wax is then melted out using a special furnace, leaving a cavity within the ceramic shell into which molten metal is poured. Once the metal cools, the ceramic shell is removed, producing dimensionally precise metal components. Aerospace investment cast structural components are components that are used primarily in aerospace jet engine and aerospace airframe applications and are manufactured using a variety of metal alloys, including titanium, stainless steel, and nickel-based superalloy. PCC and Wyman-Gordon are two of the world's leading suppliers of titanium, stainless steel, and nickel-based superalloy aerospace investment cast structural components. While each of these metals, and others including aluminum, can be used in many aerospace applications, for a particular application, one metal is typically far superior to the alternatives based on cost, weight, and strength considerations. Therefore, based on design specifications and performance characteristics, a component produced from a particular metal is not a reasonable competitive alternative for an investment cast aerospace structural component manufactured using a different metal.

     Metal aerospace structural components can also be produced utilizing other methods of manufacturing, such as forging and fabrication. While these other methods of manufacturing are alternatives to investment casting, the investment casting process provides the most cost-effective method of producing the required components for those aerospace applications where investment castings are currently used. In view of this cost distinction, other methods of manufacturing are not reasonable competitive alternatives for the production of titanium, stainless steel, and nickel-based superalloy aerospace investment cast structural components.

     Titanium, large stainless steel, and large nickel-based superalloy investment cast structural aerospace components are each relevant markets. The worldwide market for titanium aerospace investment cast structural components is highly concentrated, and the proposed acquisition would substantially increase concentration in the market. PCC and Wyman-Gordon are two of only four viable suppliers of titanium aerospace investment cast structural components, and one of the remaining two competitors is significantly smaller than the other three.

     The worldwide market for large (greater than 24 inches in diameter) stainless steel aerospace investment cast structural components is also highly concentrated, and the acquisition would substantially increase concentration in this market. PCC and Wyman-Gordon are two of only six viable suppliers of large stainless steel aerospace investment cast structural components.

     The worldwide market for large (greater than 24 inches in diameter) nickel-based superalloy aerospace investment cast structural components is also highly concentrated, and the acquisition would substantially increase concentration in this market. PCC and Wyman-Gordon are two of only four viable suppliers of large nickel-based superalloy aerospace investment cast structural components.

     By eliminating competition between PCC and Wyman-Gordon in these highly concentrated markets, the proposed acquisition would have allowed PCC to unilaterally exercise market power, and would have enhanced the likelihood of coordinated interaction among the remaining firms in these markets, thereby increasing the likelihood that: (1) consumers of titanium, large stainless steel, and large nickel-based superalloy aerospace investment cast components would be forced to pay higher prices; and (2) innovation in these markets would decrease.

     It is unlikely that the competition eliminated by the proposed acquisition would have been replaced by new entrants into the relevant markets within two years due to the substantial barriers to entry into the markets at issue. A new entrant into these markets would need to undertake the difficult, expensive, and time-consuming process of developing a new product. Moreover, a new, entrant would likely have to purchase a new facility, as well as specialized investment casting equipment. A new entrant would also have to undertake the arduous task of developing the required engineering and process expertise. In addition, because of the critical nature of aerospace investment cast structural components, a new entrant would have to obtain customer and other third-party certifications and approvals before it could begin to manufacture and sell aerospace investment cast components. Finally, customers of aerospace investment cast structural components are generally reluctant to contract with suppliers that have not developed a proven reputation for quality and reliability. For these reasons, new entry into the market would in all likelihood not occur in time to deter or counteract the anticompetitive effects resulting from the acquisition.

     The proposed Consent Agreement and Decision & Order effectively remedy the acquisition's anticompetitive effects in the market for titanium aerospace investment cast structural components by requiring PCC and Wyman-Gordon to divest Wyman-Gordon's titanium foundry in Albany, Oregon to a Commission-approved acquirer. Pursuant to the Consent Agreement and Decision & Order, PCC and Wyman-Gordon are required to divest the Albany titanium foundry no later than six (6) months from the date the Commission accepts the Consent Agreement and Decision & Order for public comment. In the event that PCC and Wyman-Gordon fail to divest the assets within the required time, the Commission may appoint a trustee to divest the assets. Wyman-Gordon only recently acquired control of the Albany titanium foundry and had not yet integrated the foundry into its castings operation and business. As a result, the Commission did not require that PCC and Wyman-Gordon divest Wyman-Gordon's Albany titanium foundry to a purchaser identified and approved by the Commission prior to the consummation of the Wyman-Gordon acquisition.

     The proposed Consent Agreement and Decision & Order effectively remedy the acquisition's anticompetitive effects in the markets for large stainless steel and large nickel-based superalloy aerospace investment cast structural components by requiring PCC and Wyman-Gordon to divest the Wyman-Gordon's Large Cast Parts ("LCP") foundry in Groton, Connecticut to Doncasters plc, a leading international manufacturer of aerospace investment cast components. Pursuant to the Consent Agreement and Decision & Order, PCC and Wyman-Gordon are required to divest the Groton LCP foundry to Doncasters no later than 16 business days from the date the Commission accepts the Consent Agreement and Decision & Order for public comment. In the event PCC and Wyman-Gordon fail to divest the Groton LCP foundry to Doncasters within the required time, the Consent Agreement contains a "crown jewel" provision that allows the Commission to appoint a trustee to divest both Wyman-Gordon's LCP and Small Cast Parts ("SCP") foundries located in Groton, Connecticut, to an acquirer approved by the Commission.

     The proposed Consent Agreement and Decision & Order require PCC and Wyman-Gordon to assist the acquirers of the divested assets so that they can compete effectively in the markets for titanium, large stainless steel, and large nickel-based superalloy aerospace investment cast components. PCC and Wyman-Gordon must provide sufficient technical assistance and advice to the acquirers in order that they may begin manufacturing and selling titanium, stainless steel, and nickel-based superalloy aerospace investment cast components. Further, at the request of a customer of titanium, stainless steel, or nickel-based superalloy aerospace investment cast components at any time during the next year, PCC and Wyman-Gordon must transfer to the Albany titanium facility, the Groton LCP foundry, or both the Groton LCP and SCP foundries, as applicable, all tooling and manufacturing know-how associated with producing a particular component identified by the customer. PCC and Wyman-Gordon must also pay (a) all costs reasonably incurred in the delivery of such tooling and manufacturing know-how; (b) fifty (50) percent of the costs reasonably incurred in conforming such tooling to substantially the same quality employed or achieved by Wyman-Gordon; and (c) fifty (50) percent of the costs related to receiving any certifications or approvals from the customer that may be required as a result of the transfer of the assets.

     To ensure that the acquirers of the divested assets have the opportunity to retain all the key employees currently involved in Wyman-Gordon's titanium, large stainless steel and large nickel-based superalloy aerospace casting businesses, the Consent Agreement and Decision & Order require that PCC and Wyman-Gordon provide financial incentives to these individuals, including a bonus for certain employees for accepting employment with the acquirer. Further, the Consent Agreement and Decision & Order require PCC and Wyman-Gordon to provide to the Commission a report of compliance with the divestiture provisions of the Decision & Order within thirty (30) days following the date the Decision & Order becomes final, and every thirty (30) days until PCC and Wyman-Gordon have completed the divestitures. Finally, an Order to

Hold Separate issued by the Commission requires that the Albany titanium foundry, and if necessary the Groton LCP and Groton SCP, be operated independently of PCC and Wyman-Gordon until the divestitures are completed.

     The purpose of this analysis is to facilitate public comment on the Consent Agreement and Decision & Order, and it is not intended to constitute an official interpretation of the Consent Agreement and Decision & Order or to modify their terms in any way.

                            UNITED STATES OF AMERICA
                      BEFORE THE FEDERAL TRADE COMMISSION


-----------------------------------
                                   )
     In the Matter of              )
                                   )
Precision Castparts Corp.,         )
     a corporation;                )
                                   )              Docket No. C-3904
     and                           )
                                   )
Wyman-Gordon Company,              )
     a corporation.                )
                                   )
-----------------------------------



                                   COMPLAINT

     The Federal Trade Commission ("Commission"), having reason to believe that Respondent Precision Castparts Corp. ("PCC"), a corporation subject to the jurisdiction of the Commission, has agreed to acquire 100 percent of the voting securities of Respondent Wyman-Gordon Company ("Wyman-Gordon"), a company subject to the jurisdiction of the Commission, in violation of Section 7 of the Clayton Act, as amended, 15 U.S.C. ss. 18, and Section 5 of the Federal Trade Commission Act, as amended 15 U.S.C. ss. 45, and it appearing to the Commission that a proceeding in respect thereof would be in the public interest, hereby issues its Complaint, stating its charges as follows:

                                 I. DEFINITIONS

     1. "Aerospace Investment Cast Components" means dimensionally precise metal components manufactured using the investment casting process that are used primarily in aerospace jet engine and aerospace airframe applications.

     2. "Titanium Aerospace Investment Cast Components" means Aerospace Investment Cast Components manufactured using titanium alloy.

     3. "Large Stainless Steel Aerospace Investment Cast Components" means Aerospace Investment Cast Components with a diameter greater than 24 inches manufactured using stainless steel.

     4. "Large Nickel-based Superalloy Aerospace Investment Cast Components" means Aerospace Investment Cast Components with a diameter greater than 24 inches manufactured using nickel-based superalloy.

     5. "Merger Agreement" means the Agreement and Plan of Merger Among Precision Castparts Corp., WGC Acquisition Corp., and Wyman-Gordon Company, dated May 17, 1999.

     6. "Respondents" means PCC and Wyman-Gordon.

                                II. RESPONDENTS

     7. Respondent PCC is a corporation organized, existing, and doing business under and by virtue of the laws of the State of Oregon, with its office and principal place of business located at 4650 S.W. Macadam Avenue, Suite 440, Portland, Oregon 97201-4254.

     8. Respondent Wyman-Gordon is a corporation organized, existing, and doing business under and by virtue of the laws of the Commonwealth of Massachusetts, with its office and principal place of business located at 244 Worcester Street, Grafton, Massachusetts 01536-8001.

     9. Respondent Wyman-Gordon, through a joint venture with Titanium Metals Corporation, and Respondent PCC are engaged in, among other things, the development, manufacture, and sale of Titanium Aerospace Investment Cast Components.

     10. Respondent Wyman-Gordon and Respondent PCC are engaged in, among other things, the development, manufacture, and sale of Large Stainless Steel and Large Nickel-based Superalloy Aerospace Investment Cast Components.

     11. Respondents are, and at all times relevant herein have been, engaged in commerce as "commerce" is defined in Section 1 of the Clayton Act, as amended, 15 U.S.C. ss. 12, and are corporations whose businesses are in or affect commerce as "commerce" is defined in Section 4 of the Federal Trade Commission Act, as amended, 15 U.S.C. ss. 44.

                              III. THE ACQUISITION

     12. On May 17, 1999, PCC and Wyman-Gordon entered into the Merger Agreement under which PCC is to acquire through a cash tender offer 100 percent of the voting securities of Wyman-Gordon valued at approximately $721 million ("Acquisition").

                            IV. THE RELEVANT MARKETS

     13. For purposes of this Complaint, the relevant lines of commerce in which to analyze the effects of the Acquisition are:

          a. the development, manufacture, and sale of Titanium Aerospace Investment Cast Components;

          b. the development, manufacture, and sale of Large Stainless Steel Aerospace Investment Cast Components; and

          c. the development, manufacture, and sale of Large Nickel-based Superalloy Aerospace Investment Cast Components.

     14. For purposes of this Complaint, the world is the relevant geographic area in which to analyze the effects of the Acquisition in the relevant lines of commerce.

                          V. STRUCTURE OF THE MARKETS

     15. The market for the development, manufacture, and sale of Titanium Aerospace Investment Cast Components is highly concentrated as measured by the Herfindahl-Hirschman Index. PCC and Wyman-Gordon are two of four significant suppliers of Titanium Aerospace Investment Cast Components in the world.

     16. The market for the development, manufacture, and sale of Large Stainless Steel Aerospace Investment Cast Components is highly concentrated as measured by the Herfindahl-Hirschman Index. PCC and Wyman-Gordon are two of six significant suppliers of Large Stainless Steel Aerospace Investment Cast Components in the world.

     17. The market for the development, manufacture, and sale of Large Nickel-based Superalloy Aerospace Investment Cast Components is highly concentrated as measured by the Herfindahl-Hirschman Index. PCC and Wyman-Gordon are two of four significant suppliers of Large Nickel-based Superalloy Aerospace Investment Cast Components in the world.

                             VI. BARRIERS TO ENTRY

     18. Entry into each relevant market is difficult and would not occur in a timely manner to deter or counteract the adverse competitive effects described in Paragraph 19 because of the time required to acquire a manufacturing facility and the necessary specialized equipment, to develop the necessary engineering and process technology, and to obtain the customer-required certifications and approvals that are necessary to develop, manufacture, and sell Titanium, Large Stainless Steel, and Large Nickel-based Superalloy Aerospace Investment Cast Components.

                        VII. EFFECTS OF THE ACQUISITION

     19. The effects of the Acquisition, if consummated, may be substantially to lessen competition and to tend to create a monopoly in the relevant markets in violation of Section 7 of the Clayton Act, as amended, 15 U.S.C. ss. 18, and
Section 5 of the FTC Act, as amended, 15 U.S.C. ss. 45, in the following ways, among others:

          (a) by eliminating the actual, direct, and substantial competition between PCC and Wyman-Gordon in the relevant markets for the development, manufacture, and sale of Titanium, Large Stainless Steel, and Large Nickel-based Superalloy Aerospace Investment Cast Components;

          (b) by increasing the likelihood of unilateral anticompetitive effects in the relevant markets for the development, manufacture, and sale of Titanium, Large Stainless Steel, and Large Nickel-based Superalloy Aerospace Investment Cast Components;

          (c) by increasing the likelihood of coordinated interaction in the relevant markets for the development, manufacture, and sale of Titanium, Large Stainless Steel, and Large Nickel-based Superalloy Aerospace Investment Cast Components;

          (d) by increasing the likelihood that customers of Titanium, Large Stainless Steel, and Large Nickel-based Superalloy Aerospace Investment Cast Components would be forced to pay higher prices; and

          (e) by reducing innovation in the relevant markets for the development, manufacture, and sale of Titanium, Large Stainless Steel, and Large Nickel-based Superalloy Aerospace Investment Cast Components.

                            VIII. VIOLATIONS CHARGED

     20. The Merger Agreement described in Paragraph 12 constitutes a violation of Section 5 of the FTC Act, as amended 15 U.S.C. ss. 45.

     21. The Acquisition described in Paragraph 12, if consummated, would constitute a violation of Section 7 of the Clayton Act, as amended, 15 U.S.C. ss. 18, and Section 5 of the FTC Act, as amended, 15 U.S.C. ss. 45.

     WHEREFORE, THE PREMISES CONSIDERED, the Federal Trade Commission day of ________, 1999, issues its Complaint against said Respondents.

          By the Commission.




                                        ----------------------------------------
                                        Donald S. Clark
                                        Secretary


SEAL:

                            UNITED STATES OF AMERICA
                      BEFORE THE FEDERAL TRADE COMMISSION

COMMISSIONERS:           Robert Pitofsky, Chairman
                         Sheila F. Anthony
                         Mozelle W. Thompson
                         Orson Swindle


-----------------------------------
                                   )
     In the Matter of              )
                                   )
Precision Castparts Corp.,         )
     a corporation;                )
                                   )                  Docket No.C-3904
     and                           )                  DECISION AND ORDER
                                   )
Wyman-Gordon Company,              )
     a corporation.                )
                                   )
-----------------------------------

     The Federal Trade Commission ("Commission") having initiated an investigation of the proposed acquisition by Respondent Precision Castparts Corp. ("PCC") of all of the outstanding shares of Respondent Wyman-Gordon Company ("Wyman-Gordon"), and Respondents having been furnished thereafter with a copy of a draft of Complaint which the Bureau of Competition presented to the Commission for its consideration and which, if issued by the Commission, would charge Respondents with violations of Section 7 of the Clayton Act, as amended, 15 U.S.C. ss. 18, and Section 5 of the Federal Trade Commission Act, as amended, 15 U.S.C. ss. 45; and

     Respondents, their attorneys, and counsel for the Commission having thereafter executed an Agreement Containing Consent Orders ("Consent Agreement"), containing an admission by Respondents of all the jurisdictional facts set forth in the aforesaid draft of Complaint, a statement that the signing of said Consent Agreement is for settlement purposes only and does not constitute an admission by Respondents that the law has been violated as alleged in such Complaint, or that the facts as alleged in such Complaint, other than jurisdictional facts, are true, and waivers and other provisions as required by the Commission's Rules; and

     The Commission having thereafter considered the matter and having determined that it had reason to believe that Respondents have violated the said Acts, and that a Complaint should issue stating its charges in that respect, and having thereupon issued its Complaint and an Order to Hold Separate, and having accepted the executed Consent Agreement and placed such Consent Agreement on the public record for a period of thirty (30) days for the receipt and consideration of public comments, now in further conformity with the procedure described in Commission Rule 2.34, 16 C.F.R. ss. 2.34, the Commission hereby makes the following jurisdictional findings and issues the following Order:

     1. Respondent PCC is a corporation organized, existing, and doing business under and by virtue of the laws of the State of Oregon, with its office and principal place of business located at 4650 S.W. Macadam Avenue, Suite 440, Portland, Oregon 97201-4254.

     2. Respondent Wyman-Gordon is a corporation organized, existing, and doing business under and by virtue of the laws of the Commonwealth of Massachusetts, with its office and principal place of business located at 244 Worcester Street, Grafton, Massachusetts 01536-8001.

     3. The Federal Trade Commission has jurisdiction of the subject matter of this proceeding and of Respondents, and the proceeding is in the public interest.


                                     ORDER

                                       I.

     IT IS ORDERED that, as used in this order, the following definitions shall apply:

     A. "PCC" means Precision Castparts Corp., its directors, officers, employees, agents and representatives, predecessors, successors, and assigns; its subsidiaries, including Wyman-Gordon after the Acquisition, divisions, groups and affiliates controlled by PCC, and the respective directors, officers, employees, agents and representatives, successors, and assigns of each.

     B. "Wyman-Gordon" means Wyman-Gordon Company, its directors, officers, employees, agents and representatives, predecessors, successors, and assigns; its subsidiaries, divisions, groups and affiliates controlled by Wyman-Gordon, and the respective directors, officers, employees, agents and representatives, successors, and assigns of each; "Wyman-Gordon" includes Wyman-Gordon Titanium Castings, LLC, the joint venture with Titanium Metals Corporation through which Wyman-Gordon conducts its Titanium Aerospace Investment Cast Components business.

     C. "Respondents" means PCC and Wyman-Gordon, individually and collectively.

     D.   "Commission" means the Federal Trade Commission.

     E. "Doncasters" means Doncasters plc, a corporation organized, existing, and doing business under and by virtue of the laws of the United Kingdom, with its office and principal place of business located at 28-30 Derby Road, Melbourne, Derbyshire, United Kingdom.

     F. "Acquisition" means the proposed acquisition by PCC of all the voting securities of Wyman-Gordon.

     G. "Investment Casting" means a method of manufacturing metal components, whereby a wax model of the metal component is dipped into a ceramic slurry which dries to form a ceramic shell. The wax is then removed using a special furnace, leaving a cavity within the ceramic shell into which molten metal is poured. Once the metal cools, the ceramic shell is removed producing dimensionally precise metal components.

     H. "Aerospace Investment Cast Components" means dimensionally precise metal components manufactured using the Investment Casting process that are used primarily in aerospace jet engine and aerospace airframe applications.

     I. "Titanium Aerospace Investment Cast Components" means Aerospace Investment Cast Components manufactured using titanium alloy.

     J. "Stainless Steel and/or Nickel-based Superalloy Aerospace Investment Cast Components" means Aerospace Investment Cast Components of a diameter or length of twelve (12) inches or greater manufactured using stainless steel and/or nickel-based superalloys.

     K. "Tooling" means the metal die or tool necessary to produce the wax model of the component in the Investment Casting process.

     L. "Manufacturing Know-How" means gating schemes, temperature controls, and other fixed process documentation, and all information, data and notes relating thereto, used in the development, manufacture and sale of Aerospace Investment Cast Components.

     M. "Albany Facility" means Wyman-Gordon's Investment Casting manufacturing plant located at 150 Queen Avenue SW, Albany, Oregon 97321, and all assets used in the production of Titanium Aerospace Investment Cast Components at the Albany Facility.

     N. "Groton Large Parts Facility" means Wyman-Gordon's Investment Casting manufacturing plant located at 839 Poquonnock Road, Groton, Connecticut 06340, identified by Wyman-Gordon for internal accounting purposes as Plant 08, and all assets used in the production of Titanium Aerospace Investment Cast Components and Stainless Steel and/or Nickel-based Superalloy Aerospace

          Investment Cast Components at the Groton Large Parts Facility included in the Groton Divestiture Agreement.

     0. "Groton Facility" means Wyman-Gordon's Investment Casting manufacturing plants, referred to internally by Wyman-Gordon as Plant 08 and Plant 02, located at 839 Poquonnock Road, Groton, Connecticut 06340, and all assets used in the production of Titanium Aerospace Investment Cast Components and Stainless Steel and/or Nickel-based Superalloy Aerospace Investment Cast Components at the Groton Facility.

     P. "Albany Facility Assets" means all assets, properties, businesses and goodwill, tangible and intangible, of Wyman-Gordon used in the development, manufacture and sale of Titanium Aerospace Investment Cast Components at the Albany Facility, including, without limitation, the following:

          1. all owned or leased real property and improvements, buildings, plants, manufacturing operations, machinery, fixtures, equipment, furniture, tools and other tangible personal property located in Wyman-Gordon's Albany Facility;

          2. all intellectual property, inventions, technology, trademarks, trade names, trade secrets, copyrights, Manufacturing Know-How, research material, technical information, management information systems, software specifications, designs, drawings, processes and quality control data; provided, however, that this does not include any rights in the name Wyman-Gordon";

          3. all customer lists, vendor lists, catalogs, sales promotion literature and advertising materials; inventory and storage capacity; rights, titles and interests in and to owned or leased real property, together with appurtenances, licenses and permits;

          4. all rights, titles and interests in and to contracts relating to the development, manufacture and sale of any Titanium Aerospace Investment Cast Component; all rights, titles and interests in and to the contracts entered into in the ordinary course of business with customers (together with associated bid and performance bonds), suppliers, sales representatives, distributors, agents personal property lessors, personal property lessees, licensors, licensees, consignors, consignees;

          5.   all rights under warranties and guarantees, express or implied;

          6.   all books, records and files, and all items of prepaid expense;
               and

          7.   all Sales and Service Operations.

     Q. "Groton Large Parts Facility Assets" means all assets, properties, businesses and goodwill, tangible and intangible, of Wyman-Gordon used in the development, manufacture and sale of Titanium Aerospace Investment Cast Components or Stainless Steel and/or Nickel-based Superalloy Aerospace Investment Cast Components at the Groton Large Parts Facility, including, without limitation, the following:

          1. all owned or leased real property and improvements, buildings, plants, manufacturing operations, machinery, fixtures, equipment, furniture, tools and other tangible personal property located in Wyman-Gordon's Groton Large Parts Facility;

          2. all intellectual property, inventions, technology, trademarks, trade names, trade secrets, copyrights, Manufacturing Know-How, research material, technical information, management information systems, software specifications, designs, drawings, processes and quality control data; provided, however, that this does not include any rights in the name "Wyman-Gordon";

          3. all customer lists, vendor lists, catalogs, sales promotion literature and advertising materials; inventory and storage capacity; rights, titles and interests in and to owned or leased real property, together with appurtenances, licenses and permits;

          4 all rights, titles and interests in and to contracts relating to the development, manufacture and sale of any Aerospace Investment Cast Component; all rights, titles and interests in and to the contracts entered into in the ordinary course of business with customers (together with associated bid and performance bonds), suppliers, sales representatives, distributors, agents, personal property lessors, personal property lessees, licensors, licensees, consignors, consignees;

          5.   all rights under warranties and guarantees, express or implied;

          6.   all books, records and files, and all items of prepaid expense;
               and

          7.   all Sales and Service Operations.

     R. "Groton Facility Assets" means all assets, properties, businesses and goodwill, tangible and intangible, used in the development, manufacture and sale of Titanium Aerospace Investment Cast Components or Stainless Steel and/or Nickel-based Superalloy Aerospace Investment Cast Components at the Groton Facility, including, without limitation, the following:

          1. all owned or leased real property and improvements, buildings, plants, manufacturing operations, machinery, fixtures, equipment, furniture, tools and other tangible personal property located at the Groton Facility;

          2. all intellectual property, inventions, technology, trademarks, trade names, trade secrets, copyrights, Manufacturing Know-How, research material, technical information, management information systems, software specifications, designs, drawings, processes and quality control data; provided, however, that this does not include any rights in the name Wyman-Gordon";

          3. all customer lists, vendor lists, catalogs, sales promotion literature and advertising materials; inventory and storage capacity; rights, titles and interests in and to owned or leased real property, together with appurtenances, licenses and permits;

          4. all rights, titles and interests in and to contracts relating to the development, manufacture and sale of any Aerospace Investment Cast Component; all rights, titles and interests in and to the contracts entered into in the ordinary course of business with customers (together with associated bid and performance bonds), suppliers, sales representatives, distributors, agents, personal property lessors, personal property lessees, licensors, licensees, consignors, consignees;

          5.   all rights under warranties and guarantees, express or implied;

          6.   all books, records and files, and all items of prepaid expense;
               and

          7.   all Sales and Service Operations.

     S. "Acquirer-Albany" means the entity that acquires the Albany Facility Assets pursuant to Paragraphs II.A. or III.A. of this Order, as applicable.

     T. "Acquirer-Groton" means Doncasters, or the entity that acquires the Groton Facility Assets pursuant to Paragraphs IV.A.2. or V.A. of this Order, as applicable.

     U. "Groton Divestiture Agreement" means all agreements between Respondents and any Acquirer-Groton, and all exhibits thereof

     V. "Albany Divestiture Agreement" means all agreements between Respondents and any Acquirer-Albany, and all exhibits thereof

     W. "Non-Public Acquirer Information" means any information not in the public domain obtained by Respondents directly or indirectly from the Acquirer-Albany or the Acquirer-Groton, prior to the effective date, or during the term, of the provision of assistance to the acquirer as required by Paragraphs II.E. and IV.C. of this Order. Non-Public Acquirer Information shall not include information that subsequently falls within the public domain through no violation of this Order by Respondents.

     X.   "Cost" means direct cash cost of raw materials and labor.

     Y. "Sales and Services Operations" means all of Wyman-Gordon's assets, properties, business and goodwill, tangible and intangible, used in the sale or service of Wyman-Gordon's Aerospace Investment Cast Components business at either the Albany Facility, the Groton Large Parts Facility, or the Groton Facility, as applicable.

     Z. "Material Confidential Information" means competitively sensitive or proprietary information not independently known to an entity from sources other than the entity to which the information pertains, and includes, but is not limited to, all customer lists, price lists, marketing methods, patents, technologies, processes, Manufacturing Know-How, or other trade secrets.

     AA. "Key Employees" means the employees listed in Appendix A to this Order.


                                      II.

     IT IS FURTHER ORDERED that:

     A. Respondents shall divest the Albany Facility Assets, at no minimum price, absolutely and in good faith, within six (6) months from the date the Consent Agreement is signed by Respondents.

          Provided that, if the Acquirer-Albany expresses a preference not to acquire any portion of the Albany Facility Assets, and if the Commission approves the Acquirer-Albany and the Albany Divestiture Agreement, then Respondents shall not be required to divest that portion of such assets.

     B. Respondents shall divest the Albany Facility Assets only to an acquirer that receives the prior approval of the Commission and only in a manner that receives the prior approval of the Commission. The purpose of the divestiture of the Albany Facility Assets is to ensure that the Albany Facility Assets continue to be used in the development, manufacture and sale of Titanium Aerospace Investment Cast Components in substantially the same manner and quality currently employed or achieved by Wyman-Gordon and to remedy the lessening of competition resulting from the Acquisition as alleged in the Commission's complaint.

     C. Pending divestiture of the Albany Facility Assets, Respondents shall take such actions as are necessary to maintain the viability and marketability of the Albany Facility Assets and to prevent the destruction, removal, wasting, deterioration, or impairment of any of the Albany Facility Assets except for ordinary wear and tear. Prior to divestiture, Respondents shall not transfer any of the individuals identified pursuant to Paragraph ILL of this Order to any other position outside the Albany Facility.

     D. Respondents will ensure that at the time of the divestiture required under Paragraph II.A., the Albany Facility Assets shall be unencumbered and free of current and future claims of ownership or any equity interest, including, but not limited to, any claims of right of first refusal, by any third-party entity or entities, including, but not limited to, Titanium Metals Corporation. Provided, however, that if the Acquirer-Albany determines to allow Titanium Metals Corporation to retain all or a part of its interest in the Albany Facility Assets after the divestiture, and if the Commission approves such retention, then the Respondents shall be deemed to have complied with this Paragraph II.D.

     E. With respect to Titanium Aerospace Investment Cast Components, the applicable Tooling for which existed at the Albany Facility at the time of the divestiture, Respondents shall provide, at cost, upon reasonable notice and request by Acquirer-Albany, for a period not to exceed twelve (12) months from the date the divestiture is completed:
          (a) such assistance and training as are reasonably necessary to enable the Acquirer-Albany to develop, manufacture and sell Titanium Aerospace Investment Cast Components in substantially the same manner and quality, and using the same Manufacturing Know-How, as employed or achieved by Wyman-Gordon; and (b) such assistance and training as are reasonably necessary to enable the Acquirer-Albany to obtain any customer-required approvals and/or certifications.

     F. Respondents shall not provide, disclose or otherwise make available to any of their employees not involved in providing assistance to the Acquirer-Albany, any Non-Public Acquirer Information, nor shall Respondents use any Non-Public Acquirer Information obtained or derived by Respondents in their capacity as a provider of assistance pursuant to Paragraph II.E., except for the sole purpose of providing assistance pursuant to Paragraph II.E.

     G. Respondents shall comply with the terms of the Albany Divestiture Agreement for the Albany Facility Assets, which will be incorporated by reference into this Order, and made a part thereof. Any failure by Respondents to comply with the terms of the Albany Divestiture Agreement shall constitute a failure to comply with this Order.

     H. For a period of twelve (12) months from the date the divestiture occurs, Respondents shall, upon reasonable notice and request by a customer of any Titanium Aerospace Investment Cast Component(s):

          1. transfer to the Albany Facility all Tooling and Manufacturing Know-How located in any other Wyman-Gordon manufacturing facility at any time prior to the date the Acquisition is completed, used in the development, manufacture and sale of the Titanium Aerospace Investment Cast Component(s) identified by the customer;

          2. pay all costs reasonably incurred in the delivery of such Tooling and Manufacturing Know-How to the Albany Facility;

          3. pay fifty (50) percent of the costs, if any, that are reasonably and necessarily incurred by the Acquirer-Albany in conforming such Tooling so as to enable the manufacture of Titanium Aerospace Investment Cast Component(s) to substantially the same quality employed or achieved by Wyman-Gordon; and

          4. with respect to such Tooling, pay fifty (50) percent of the costs, if any, that are reasonably and necessarily incurred by the Acquirer-Albany in obtaining customer-required certification or approval for Titanium Aerospace Investment Cast Component(s) produced from the same Manufacturing Know-How and having substantially the same quality employed or achieved by Wyman-Gordon.

     I. No later than the time of the execution of the Albany Divestiture Agreement, Respondents shall provide the Acquirer-Albany with a complete list of all non-clerical, salaried employees of Wyman-Gordon who have been involved in the development, manufacture or sale of any Titanium Aerospace Investment Cast Component at the Albany Facility at any time during the period from January 1, 1999 until the date of the Albany Divestiture Agreement. The list shall state each individual's name, position or positions held from January 1, 1999 until the date of the Albany Divestiture Agreement, address, telephone number, and a description of the duties and work performed by the individual in connection with any Titanium Aerospace Investment Cast Component developed, manufactured or sold by Wyman-Gordon's Albany Facility. Respondents shall provide the Acquirer-Albany the opportunity to enter into employment contracts with such individuals, provided that such contracts are contingent upon the Commission's approval of the Albany Divestiture Agreement.

     J. Respondents shall provide the Acquirer-Albany with an opportunity to inspect the personnel files and other documentation relating to the individuals identified pursuant to Paragraph II.I. of this Order to the extent permissible under applicable laws, at the request of the Acquirer-Albany any time after the execution of the Albany Divestiture Agreement.

     K. Respondents shall not enforce any confidentiality or non-compete restrictions relating to the Albany Facility Assets that apply to any employee identified pursuant to Paragraph II.I. who accepts employment with the Acquirer-Albany. In addition, Respondents shall provide all Key Employees of the Albany Facility with reasonable financial incentives to continue in their employment positions during the period covered by the Order to Hold Separate, hereto attached, in order that such employees may be in a position to accept employment with the Acquirer-Albany at the time of the divestiture. Such incentives shall include:

          1. continuation of all employee benefits offered by Wyman-Gordon until the date of the divestiture, including regularly scheduled raises and bonuses; and

          2. a bonus, based on the schedule identified in Appendix A, of an employee's annual salary (including any other bonuses) as of the date this Order becomes final for any individual who agrees to accept an offer of employment from the Acquirer-Albany, payable by Respondents as of the date the divestiture is accomplished.

     L. For a period of one (1) year commencing on the date of the individual's employment by the Commission-approved Acquirer-Albany, Respondents shall not employ any of the Key Employees who have been offered employment with the Commission-approved Acquirer-Albany, unless the individual's employment has been terminated by the Acquirer-Albany.


                                      III.

     IT IS FURTHER ORDERED that:

     A. If Respondents have not divested, absolutely and in good faith and with the

          Commission's prior approval, the Albany Facility Assets within the time required by Paragraph II.A. of this Order, the Commission may appoint a trustee to divest the Albany Facility Assets. In the event that the Commission or the Attorney General brings an action pursuant to ss. 5(1) of the Federal Trade Commission Act, 15 U.S.C. ss. 45(1), or any other statute enforced by the Commission, Respondents shall consent to the appointment of a trustee in such action. Neither the appointment of a trustee nor a decision not to appoint a trustee under this Paragraph shall preclude the Commission or the Attorney General from seeking civil penalties or any other relief available to it, including a court-appointed trustee, pursuant to ss. 5(1) of the Federal Trade Commission Act, or any other statute enforced by the Commission, for any failure by the Respondents to comply with this Order.

     B. If a trustee is appointed by the Commission or a court pursuant to Paragraph III.A. of this Order, Respondents shall consent to the following terms and conditions regarding the trustee's powers, duties, authority and responsibilities:

          1. The Commission shall select the trustee, subject to the consent of the Respondents, which consent shall not be unreasonably withheld. The trustee shall be a person with experience and expertise in acquisitions and divestitures. If Respondents have not opposed, in writing, including the reasons for opposing, the selection of any proposed trustee within ten (10) days after notice by the staff of the Commission to Respondents of the identify of the proposed trustee, Respondents shall be deemed to have consented to the selection of the proposed trustee.

          2. Subject to the prior approval of the Commission, the trustee shall have the exclusive power and authority to divest the Albany Facility Assets.

          3. Within ten (10) days after appointment of the trustee, Respondents shall execute a trust agreement that, subject to the prior approval of the Commission and, in the case of a court-appointed trustee, of the court, transfers to the trustee all rights and powers necessary to permit the trustee to effect the divestiture required by this Order.

          4. The trustee shall have twelve (12) months from the date the Commission approves the trust agreement described in Paragraph III.B.3. to accomplish the divestiture, which shall be subject to the prior approval of the Commission. If, however, at the end of the twelve-month period, the trustee has submitted a plan of divestiture or believes that divestiture can be achieved within a reasonable time, the divestiture period may be extended by the Commission or, in the case of a court-appointed trustee, by the court; provided, however, the Commission may extend this period only two (2) times.

          5. The trustee shall have full and complete access to the personnel, books, records and facilities related to the Albany Facility Assets or to any other relevant information, as the trustee may request. Respondents shall develop such financial or other information as such trustee may request and shall cooperate with the trustee. Respondents shall take no action to interfere with or impede the trustee's accomplishment of the divestiture. Any delays in divestiture caused by Respondents shall extend the time for divestiture under this Paragraph in an amount equal to the delay, as determined by the Commission or, for a court-appointed trustee, by the court.

          6. The trustee shall use his or her best efforts to negotiate the most favorable price and terms available in each contract that is submitted to the Commission, subject to Respondents' absolute and unconditional obligation to divest expeditiously at no ' minimum price. The divestiture shall be made in the manner and to an acquirer as set out in Paragraph II.A. of this Order; provided, however, if the trustee receives bona fide offers from more than one such acquiring entity, and if the Commission determines to approve more than one such acquiring entity, the trustee shall divest to the acquiring entity selected by Respondents from among those approved by the Commission; provided further, however, that Respondents shall select such entity within five (5) business days of receiving notification of the Commission's approval.

          7. The trustee shall serve, without bond or other security, at the cost and expense of Respondents, on such reasonable and customary terms and conditions as the Commission or a court may set. The trustee shall have the authority to employ, at the cost and expense of Respondents, such consultants, accountants, attorneys, investment bankers, business brokers, appraisers, and other representatives and assistants as are necessary to carry out the trustee's duties and responsibilities. The trustee shall account for all monies derived from the divestiture and all expenses incurred. After approval by the Commission and, in the case of a court-appointed trustee, by the court, of the account of the trustee, including fees for his or her services, all remaining monies shall be paid at the direction of Respondents, and the trustee's power shall be terminated. The trustee's compensation shall be based at least in significant part on a commission arrangement contingent on the trustee's divesting the Albany Facility Assets.

          8. Respondents shall indemnify the trustee and hold the trustee harmless against any losses, claims, damages, liabilities, or expenses arising out of, or in connection with, the performance of the trustee's duties, including all, reasonable fees of counsel and other expenses incurred in connection with the preparation for or defense of any claim, whether or not resulting in any liability, except to the extent that such losses, claims, damages, liabilities or expenses result from misfeasance, gross negligence, willful or wanton acts, or bad faith by the trustee.

          9. If the trustee ceases to act or fails to act diligently, a substitute trustee shall be appointed in the same manner as provided in Paragraph III.A. of this Order.

          10. The Commission or, in the case of a court-appointed trustee, the court, may on its own initiative or at the request of the trustee issue such additional orders or directions as may be necessary or appropriate to accomplish the divestiture required by this Order.

          11. In the event the trustee reasonably determines that he or she is unable to divest the Albany Facility Assets in a manner consistent with the Commission's purpose as described in Paragraph II.B., the trustee may also divest such additional ancillary assets and business and effect such arrangements as are necessary to maintain the marketability, viability and competitiveness of the Albany Facility Assets.

          12. The trustee shall have no obligation or authority to operate or maintain the Albany Facility Assets.

          13. The trustee shall report in writing to Respondents and the Commission every sixty (60) days concerning the trustee's efforts to accomplish the divestiture.

                                      IV.

     IT IS FURTHER ORDERED that:

     A.   Respondents shall divest, absolutely and in good faith:

          1. the Groton Large Parts Facility Assets as a competitive, viable, on-going business to Doncasters, in accordance with the Asset Purchase Agreement between Wyman-Gordon Investment Castings, Inc. and Doncasters dated October 8, 1999 within sixteen (16) business days of the date the Commission accepts the Consent Agreement for public comment; or

          2. the Groton Facility Assets, at no minimum price, to an Acquirer-Groton within six (6) months after the date the Respondents sign the Consent Agreement. Respondents shall divest the Groton Facility Assets pursuant to Paragraph IV.A.2. of this Order only to an Acquirer-Groton that receives the prior approval of the Commission and only in a manner that receives the prior approval of the Commission.

          Provided that, if the Acquirer-Groton expresses a preference not to acquire any portion of the Groton Large Parts Facility Assets or the Groton Facility Assets, as applicable, and if the Commission approves the Acquirer-Groton and the Groton Divestiture Agreement, then Respondents shall not be required to divest that portion of such assets.

     B. The purpose of the divestiture of the Groton Large Parts Facility Assets or the Groton Facility Assets is to ensure that these assets continue to be used in the development, manufacture and sale of Aerospace Investment Cast Components in substantially the same manner and quality currently employed or achieved by Wyman-Gordon and to remedy the lessening of competition resulting from the acquisition as alleged in the Commission's complaint.

     C. With respect to Aerospace Investment Cast Components, the applicable Tooling for which existed at the Groton Large Parts Facility or, if applicable, the Groton Facility, at the time of the divestiture, Respondents shall provide, at cost, upon reasonable notice and request by the Acquirer-Groton, for a period not to exceed twelve (12) months from the date the divestiture is completed: (a) such assistance and training as are reasonably necessary to enable the Acquirer-Groton to develop, manufacture and sell Aerospace Investment Cast Components in substantially the same manner and quality, and using the same Manufacturing Know-How, as employed or achieved by Wyman-Gordon; and
          (b) such assistance and training as are reasonably necessary to enable the Acquirer-Groton to obtain any customer-required approvals and/or certifications.


     D. Respondents shall not provide, disclose or otherwise make available to any of their employees not involved in providing assistance to the Acquirer-Groton, any Non-Public Acquirer Information, nor shall Respondents use any Non-Public Acquirer Information obtained or derived by Respondents in their capacity as a provider of assistance pursuant to Paragraph IV.C., except for the sole purpose of providing assistance pursuant to Paragraph IV.C.

     E. Pending either the divestiture of the Groton Large Parts Facility Assets to Doncasters pursuant to Paragraph IV.A.1. of this Order or the divestiture of the Groton Facility Assets pursuant to Paragraphs IV.A.2. or V.A. of this Order, if applicable, Respondents shall take such actions as are necessary to maintain the viability and marketability of the Groton Facility Assets and to prevent the destruction, removal, wasting, deterioration, or impairment of any of the Groton Facility Assets except for ordinary wear and tear. Prior to divestiture, Respondents shall not transfer, without the consent of the Acquirer-Groton, any of the individuals identified pursuant to Paragraph IV.H. of this Order to any other position.

     F. For a period of twelve (12) months from the date the divestiture occurs, upon reasonable notice and request by a customer of any Aerospace Investment Cast Component(s) of a diameter or length twelve
          (12) inches or greater, Respondents shall:

          1. transfer to the Groton Large Parts Facility or the Groton Facility, as applicable, all Tooling and Manufacturing Know-How located in any other Wyman-Gordon manufacturing facility, other than the Albany Facility, at any time prior to the date the Acquisition is completed, used in the development, manufacture and sale of the Aerospace Investment Cast Component(s) identified by the customer;

          2. pay all costs reasonably incurred in the delivery of such Tooling and Manufacturing Know-How to the Groton Large Parts Facility or the Groton Facility, as applicable;

          3. pay fifty (50) percent of the costs, if any, that are reasonably and necessarily incurred by the Acquirer-Groton in conforming such Tooling so as to enable the manufacture of Aerospace Investment Cast Component(s) to substantially the same quality employed or achieved by Wyman-Gordon; and

          4. with respect to such Tooling, pay fifty (50) percent of the costs, if any, that reasonably and necessarily are incurred by the Acquirer-Groton in obtaining customer-required certification or approval for Aerospace Investment Cast

               Component(s) having substantially the same quality and using the same Manufacturing Know-How, as employed or achieved by Wyman-Gordon.

     G. Respondents shall comply with the terms of the Groton Divestiture Agreement, which is incorporated by reference into this Order, and made a part thereof. Any failure by Respondents to comply with the terms of the Groton Divestiture Agreement shall constitute a failure to comply with this Order.

     H. No later than the time of the execution the Groton Divestiture Agreement, Respondents shall provide the Acquirer-Groton with a complete list of all non-clerical, salaried employees of Wyman-Gordon's Groton Facility who have been involved in the development, manufacture or sale of any Aerospace Investment Cast Component at the Groton Facility, at any time during the period from January 1, 1999 until the date of the Groton Divestiture Agreement. The list shall state each individual's name, position or positions held from January 1, 1999 until the date of the Groton Divestiture Agreement, address, telephone number, and a description of the duties and work performed by the individual in connection with any Aerospace Investment Cast Component developed, manufactured or sold by Wyman-Gordon's Groton Facility. Respondents shall provide the Acquirer-Groton the opportunity to enter into employment contracts with such individuals, provided that such contracts are contingent upon the Commission's approval of the Groton Divestiture Agreement.

     I. Respondents shall provide the Acquirer-Groton with an opportunity to inspect the personnel files and other documentation relating to the individuals identified pursuant to Paragraph IV.H. of this Order to the extent permissible under applicable laws, at the request of the Acquirer-Groton any time after the execution of the Groton Divestiture Agreement.

     J. Respondents shall not enforce any confidentiality or non-compete restrictions relating to the Groton Large Parts Facility or the Groton Facility, as applicable, that apply to any employee identified pursuant to Paragraph IV.H. who accepts employment with the Acquirer-Groton. In addition, Respondents shall provide all Key Employees of the Groton Facility with reasonable financial incentives to continue in their employment positions, either (1) pending divestiture of the Groton Large Parts Facility Assets, or (2) during the period covered by the Order to Hold Separate, hereto attached, as applicable, in order that such employees may be in a position to accept employment with the Acquirer-Groton at the time of the divestiture. Such incentives shall include:

          1. continuation of all employee benefits offered by Wyman-Gordon until the date of the divestiture, including regularly scheduled raises and bonuses; and

          2. a bonus, based on the schedule identified in Appendix A, of an employee's annual salary (including any other bonuses) as of the date this Order becomes final, payable by Respondents six (6) months from the date the divestiture is accomplished, for any individual who is employed at that time by the Acquirer-Groton.

     K. For a period of one (1) year commencing on the date of the individual's employment by the Commission-approved Acquirer-Groton, Respondents shall not employ any of the Key Employees of the Groton Facility who have been offered employment with the Commission-approved Acquirer-Groton, unless the individual's employment has been terminated by the Acquirer-Groton.


                                       V.

     IT IS FURTHER ORDERED that

     A. If Respondents have not divested, absolutely and in good faith, and with the Commission's prior approval, the Groton Large Parts Facility Assets or Groton Facility Assets within the time required by Paragraph IV.A. of this Order, then the Commission may appoint a trustee to divest the Groton Facility Assets. The trustee may be the same person as the trustee appointed in Paragraph III.A. of this Order. In the event that the Commission or the Attorney General brings an action pursuant to ss. 5(1) of the Federal Trade Commission Act, 15 U.S.C. ss. 45(i), or any other statute enforced by the Commission, Respondents shall consent to the appointment of a trustee in such action. Neither the appointment of a trustee nor a decision not to appoint a trustee under this Paragraph shall preclude the Commission or the Attorney General from seeking civil penalties or any other relief available to it, including a court-appointed trustee, pursuant to ss. 5(1) of the Federal Trade Commission Act, or any other statute enforced by the Commission, for any failure by the Respondents to comply with this Order.

     B. If a trustee is appointed by the Commission or a court pursuant to Paragraph V.A. of this Order, Respondents shall consent to the following terms and conditions regarding the trustee's powers, duties, authority and responsibilities:

          1. The Commission shall select the trustee, subject to the consent of the Respondents, which consent shall not be unreasonably withheld. The trustee shall be a person with experience and expertise in acquisitions and divestitures. If Respondents have not opposed, in writing, including the reasons for opposing, the selection of any proposed trustee within ten (10) days after notice by the staff of the Commission to Respondents of the identify of the proposed trustee, Respondents shall be deemed to have consented to the selection of the proposed trustee.

          2. Subject to the prior approval of the Commission, the trustee shall have the exclusive power and authority to divest the Groton Facility Assets.

          3. Within ten (10) days after appointment of the trustee, Respondents shall execute a trust agreement that, subject to the prior approval of the Commission and, in the case of a court-appointed trustee, of the court, transfers to the trustee all rights and powers necessary to permit the trustee to effect the divestiture required by this Order.

          4. The trustee shall have twelve (12) months from the date the Commission approves the trust agreement described in Paragraph V.B.3. to accomplish the divestiture, which shall be subject to the prior approval of the Commission. If, however, at the end of the twelve-month period, the trustee has submitted a plan of divestiture or believes that divestiture can be achieved within a reasonable time, the divestiture period may be extended by the Commission or, in the case of a court-appointed trustee, by the court; provided, however, the Commission may extend this period only two (2) times.

          5. The trustee shall have full and complete access to the personnel, books, records and facilities related to the Groton Facility Assets or to any other relevant information, as the trustee may request. Respondents shall develop such financial or other information as such trustee may request and shall cooperate with the trustee. Respondents shall take no action to interfere with or impede the trustee's accomplishment of the divestiture. Any delays in divestiture caused by Respondents shall extend the time for divestiture under this Paragraph in an amount equal to the delay, as determined by the Commission or, for a court-appointed trustee, by the court.

          6. The trustee shall use his or her best efforts to negotiate the most favorable price and terms available in each contract that is submitted to the Commission, subject to Respondents' absolute and unconditional obligation to divest expeditiously at no minimum price. The divestiture shall be made in the manner and to an acquirer as set out in Paragraph IV.A.2. of this Order; provided, however, if the trustee receives bona fide offers from more than one such acquiring entity, and if the Commission determines to approve more than one such acquiring entity, the trustee shall divest to the acquiring entity selected by Respondents from among those approved by the Commission; provided further, however, that Respondents shall select such entity within five (5) business days of receiving notification of the Commission's approval.

          7. The trustee shall serve, without bond or other security, at the cost and expense of Respondents, on such reasonable and customary terms and conditions as the Commission or a court may set. The trustee shall have the authority to employ, at the cost and expense of Respondents, such consultants, accountants, attorneys, investment bankers, business brokers, appraisers, and other representatives and assistants as are necessary to carry out the trustee's duties and responsibilities. The trustee shall account for all monies derived from the divestiture and all expenses incurred. After approval by the Commission and, in the case of a court-appointed trustee, by the court, of the account of the trustee, including fees for his or her services, all remaining monies shall be paid at the direction of Respondents, and the trustee's power shall be terminated. The trustee's compensation shall be based at least in significant part on a commission arrangement contingent on the trustee's divesting the Groton Facility Assets.

          8. Respondents shall indemnify the trustee and hold the trustee harmless against any losses, claims, damages, liabilities, or expenses arising out of, or in connection with, the performance of the trustee's duties, including all reasonable fees of counsel and other expenses incurred in connection with the preparation for or defense of any claim, whether or not resulting in any liability, except to the extent that such losses, claims, damages, liabilities, or expenses result from misfeasance, gross negligence, willful or wanton acts, or bad faith by the trustee.

          9. If the trustee ceases to act or fails to act diligently, a substitute trustee shall be appointed in the same manner as provided in Paragraph V.A. of this Order.

          10. The Commission or, in the case of a court-appointed trustee, the court, may on its own initiative or at the request of the trustee issue such additional orders or directions as may be necessary or appropriate to accomplish the divestiture required by this Order.

          11. In the event the trustee reasonably determines that he or she is unable to divest the Groton Facility Assets in a manner consistent with the Commission's purpose-as described in Paragraph IV.B., the trustee may also divest such additional ancillary assets and business and effect such arrangements as are necessary to

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               maintain the marketability, viability and competitiveness of the
               Groton Facility Assets.

          12. The trustee shall have no obligation or authority to operate or maintain the Groton Facility Assets.

          13. The trustee shall report in writing to Respondents and the Commission every sixty (60) days concerning the trustee's efforts to accomplish the divestiture.


                                      VI.

IT IS FURTHER ORDERED that:

     A. Within thirty (30) days after the date this order becomes final and every thirty (30) days thereafter until Respondents have fully complied with the provisions of Paragraphs II. through V. of this Order, Respondents shall submit to the Commission a verified written report setting forth in detail the manner and form in which they intend to comply, are complying, and have complied with Paragraphs II. through V. of this Order and with the Order to Hold Separate. Respondents shall include in their compliance reports, among other things that are required from time to time, a full description of the efforts being made to comply with Paragraphs II. through V. of the Order, including a description of all substantive contacts or negotiations for the divestitures and the identities of all parties contacted. Respondents shall include in their compliance reports copies, other than of privileged materials, of all written communications to and from such parties, all internal memoranda, and all reports and recommendations concerning divestiture. The final compliance report required by this Paragraph VI.A. shall include a statement that the divestitures have been accomplished in the manner approved by the Commission and shall include the dates the divestitures were accomplished.

     B. One year from the date of divestiture of the Albany Facility Assets and annually thereafter until the Order terminates, Respondents shall file a verified written report to the Commission setting forth in detail the manner in which they have complied and are complying with this Order.

     C. One year from the date of divestiture of the Groton Large Parts Facility Assets or the Groton Facility Assets, as applicable, and annually thereafter until the Order terminates, Respondents shall file a verified written report to the Commission setting forth in detail the manner in which they have complied and are complying with this Order.

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                                      VII.

     IT IS FURTHER ORDERED that Respondents shall notify the Commission at least thirty (30) days prior to any proposed change in the corporate Respondents such as dissolution, assignment, sale resulting in the emergence of a successor corporation, or the creation or dissolution of subsidiaries or any other change in the corporation that may affect compliance obligations arising out the Order.


                                     VIII.

     IT IS FURTHER ORDERED that, for the purpose of determining or securing compliance with this Order, and subject to any legally recognized privilege, and upon written request with reasonable notice to Respondents, Respondents shall permit any duly authorized representative of the Commission:

     A. Access, during office hours and in the presence of counsel, to all facilities and access to inspect and copy all non-privileged books, ledgers, accounts, correspondence, memoranda and other records and documents in the possession or under the control of Respondents relating to any matter contained in this Order; and

     B. Upon five (5) days' notice to Respondents and without restraint or interference from them, to interview officers, directors, or employees of Respondents, who may have counsel present, regarding any such matters.


                                      IX.

     IT IS FURTHER ORDERED that this Order shall terminate one (1) year after the divestitures required in Paragraphs II.A. and IV.A. of this Order are accomplished.

By the Commission.



                                        Donald S. Clark
                                        Secretary


SEAL


ISSUED:

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                                   APPENDIX A

                                 KEY EMPLOYEES

List of Key Employees of the Albany Facility and Bonus Schedule.

     Key Employees to receive a 20% bonus:

          Randy Turner, President/CEO
          Jack Golden, Vice Pres. Mkting & Sales
          Roger Maulding, Plant Mgr.
          Ellen Hinds, Vice Pres. Eng./QA
          Nolin Barnes, Controller
          John Browning, Vice Pres. HR

     Key Employees to receive a 10% bonus:

          Sherry Ferner, Admin. Assist.
          Wade Stevens, Acct. Mgr.
          Tracy Pugh, Sales Admin.
          Al Espinosa, Quality Engr.
          Jerry Wolcott, Six Sigma/Proc. Engr.
          Mike Wetherford, Facilities Maint.
          David Jones, Inv. Cast. Heat Treat
          Mark Oliver, Shift Super.
          Penny Tibedo, All Prod. Centers, NDT
          Ken Joseph, Shift Super.
          Russ Johnson, KO Superv.
          Jay Tofflemire, Purchasing
          Dot Johnson, Wax Shift Super.
          Trevor Gibson, Wax Shift Super.
          Paul Gorg, Sr. Proj. Eng.
          Alex Potchatek, Proj. Eng.
          Shaun Sullivan, Eng. Tech.
          Al Wentland, P&IC Manager
          Cliff Bell, Shipping/Receiving Super.
          Lisa Cox, H.R. Generalist
          Derrene Edwards, Accounting Mgr.
          Kim Schueller, A/P Clerk
          Brian Kalar, Data Base Mgr.
          Steven Fray, Cost Estimator
          Noe Guevara, Salvage Analyst
          Chuck Check, Layout Inspector
          Bette Scott-Cook, QA Eng.

     Key Employees to receive a 5% bonus:

          Alicia Rahn, P/R Specialist
          Kay Tessen, Cost Accounting Clerk
          Diane Whitehead, P/R & A/R Clerk
          Bob Lewis, Metallurgist
          Bob Mattson, Process Eng.
          Dorothy Hillsten, Contract Compliance
          Nancy Hawkins, Safety/Security Coord.
          Duane Becker, Proj. Eng.
          Paul Wilson, Proj. Eng.
          Jeremy Cosler, Eng. Tech.
          Tara Tofflemire, Shipping Coord.
          Chris Brunson, Eng. Tech.
          Charlie Wheeler, Sr. Met Lab Tech.
          Randall Felde, Layout Inspector
          Eric Overcash, Layout Inspector
          Susan Warren, PT Recep./ Sect.


List of Key Employees of the Groton Facility and Bonus Schedule.

     Key Employees to receive a 20% bonus:

          Bruce Ebright, Mgr. Manuf.
          Tyler Smith, Sr. Process Eng.
          Frederick Bieber, Mgr. Bus. Unit
          Dennis O. Brennan, Quality Tech. A
          Richard W. Brown, Prod. Ctrl A
          Gerald R. Connor, Sup. Manuf.
          Carolyn Furman, HR Admin.
          Timothy Feaser, Eng. Process
          William Hutton, Eng. Product Asst.
          William D. Weber, Eng. Product
          Harold Eck, Engineer Product Sr
          Paul L. Lindblad, Accountant General
          Joan E. Tracy, MIS Programmer Analy.
          Mark S. Burdick, Contract Admin.
          Christine Wallace, EDI Admin.
          Carlos Olivas, Sr. Product Eng.
          Diane Reed, Contract Admin.
          Gary Merz, Senior Tech.
          Karl L. Palermo, Maint. Lead Sr
          Nancy Siciliano, Dsqr/qa Tech.

     List of additional Key Employees of the Groton Facility to receive a 20% bonus if the Groton Large Parts Facility Assets are not divested to Doncasters pursuant to Paragraph IV.A.1. of the Decision & Order, or if the Commission orders the rescission of the Groton Divestiture Agreement with Doncasters pursuant to Paragraph 12 of the Consent Agreement:

          Wayne Hoover, Mgr. Op.
          Ken Buttinger, Mgr. HR
          David Grier, Mgr. Mat.
          Dave Campbell, Mgr. Bus. Unit UTC Intl.
          Gerry Brand, Controller
          Wayne Everett, Mgr. Eng. & Quality
          James Dick, Continuous Improvement Mgr.
          William Kenyon, Continuous Imp. Mgr
          Ronald Swanson, Quality Assur. Mgr.
          Lucian Simone, Facility & Maint. Engr
          David Matey, Eng. Mgr.
          Michele Albino, Envtl., Health & Safety Mgr.

                                       3
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